UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05796

FFTW Funds, Inc.
(Exact name of registrant as specified in charter)

200 Park Avenue, 46th Floor, New York, NY			10166
(Address of principal executive offices)			(Zip code)

Stephen P. Casper President and Chief Executive Officer 200 Park Avenue, 46th Floor, New York, NY 10166
(Name and address of agent for service)

with a copy to: Jack Murphy, Esq. Dechert LLP 1775 I Street, N.W., Washington, D.C. 20006-2401

Registrant’s telephone number, including area code:		(212) 681-3000

Date of fiscal year end:	12/31/2005

Date of reporting period:	1/1/2005 - 12/31/2005

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/05 through 12/31/05 is filed herewith)

FFTW FUNDS, INC.

Annual Report

December 31, 2005

200 PARK AVENUE

NEW YORK, NY 10166

TELEPHONE 212.681.3000

FACSIMILE 212.681.3250

FFTW Funds, Inc.

President's Letter

February 28, 2006

Dear Shareholder,

We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 2005.

The year 2005 was indeed a challenging year, but we remain dedicated to providing superior investment products to our shareholders.

FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Blair Keller at 212.681.3034 for details.

We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss objectives and results of each of our portfolios with you.

Sincerely,

Stephen P. Casper
President and Chief Executive Officer

This report must be accompanied or preceded by a prospectus. Mutual fund investing involves risks. Principal loss is possible.

FFTW Funds, Inc.

Table of Contents

Portfolio Reviews	1

Performance	14

Schedule of Investments

U.S. Short-Term Portfolio	22

Limited Duration Portfolio	27

Mortgage-Backed Portfolio	31

Worldwide Portfolio	41

Worldwide Core Portfolio	48

International Portfolio	53

U.S. Inflation-Indexed Portfolio	59

Global Inflation-Indexed Hedged Portfolio	60

Statements of Assets and Liabilities	63

Statements of Operations	66

Statements of Changes in Net Assets	69

Financial Highlights	74

Notes to Financial Statements	82

Fund Expenses	106

Directors and Officers	109

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

U.S. Short-Term Portfolio
2005 Commentary

The domestic economy remained strong during 2005, in spite of the disruptions stemming from the August hurricanes. Both annual growth and the labor sector were consistently strong throughout the year. The employment sector added between 400,000 and 500,000 new jobs (non-farm payrolls) each quarter while expansion in the manufacturing sector continued throughout the year. Headline Consumer Price Index (CPI) surged in September to 4.7%, up from the first half of the year's average of 3.0%, due to September's energy-related spike. Despite the volatility in the headline number, core inflation remained well-contained throughout the year, ending the fourth quarter at 2.2%.

Investor sentiment was cautious for most of the year as the Federal Open Market Committee's (FOMC) "measured" pace of increases in the Federal Funds Rate continued throughout the year. However, minutes from the December FOMC meeting indicated that future rate tightening may be ending.

During the year, U.S. Treasury yields rose and the yield curve flattened, with two-year note yields increasing in pace with the Federal Funds target rate. In the fourth quarter, the yield curve inverted in the "belly" of the curve (two-year/five-year). The slope of the yield curve, measured by the yield differential between two-year and five-year U.S. Treasury notes, ended the year at -5 basis points, from a positively sloped +54 basis points at prior year-end 2004. The Federal Funds target rate increased by 200 basis points during the year, with a 25 basis point increase at each of the FOMC meetings. The target rate ended the year at 4.25%.

The core strategy of the Portfolio is to maximize returns while minimizing the effect of interest rate duration. Floating rate securities outperform fixed rate securities in rising rate environments. The Portfolio is positioned defensively against a sudden rise in interest rates.

The Portfolio returned 3.32% net of expenses during 2005. This compares positively with a return of 3.04% for the Merrill Lynch 3-6 Month Treasury Index. This positive performance was the result of less interest rate risk (duration) in a rising rate environment, coupled with positive sector and security selection.

ATTRIBUTION:

Sector Allocation

On an excess return basis, the asset backed securities market experienced positive performance for 2005 versus comparable-duration U.S. Treasuries. Despite tightening of sector spreads within the ABS market, widening of swap spreads led to some underperformance in the ABS sector for the first quarter. Tighter swap spreads and continued tightening of ABS sector spreads contributed to strong second quarter performance, while further tightening of sector spreads offset wider swap spreads and helped add to third quarter returns. Swap-spread widening led to underperformance of fixed rate ABS in the fourth quarter; however returns still remained positive for the year.

Security Selection

Portfolio performance relative to the all-U.S. Treasury benchmark was positively impacted in 2005 by security selection within the asset-backed securities universe.

Duration/Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position, in a rising rate environment, added to the Portfolio's performance.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Limited Duration Portfolio
2005 Commentary

The domestic economy remained strong during 2005, in spite of the disruptions stemming from the August hurricanes. Both annual growth and the labor sector were consistently strong throughout the year. The employment sector added between 400,000 and 500,000 new jobs (non-farm payrolls) each quarter while expansion in the manufacturing sector continued throughout the year. Headline Consumer Price Index (CPI) surged in September to 4.7%, up from the first half of the year's average of 3.0%, due to September's energy-related spike. Despite the volatility in the headline number, core inflation remained well-contained throughout the year, ending the fourth quarter at 2.2%.

Investor sentiment was cautious for most of the year as the Federal Open Markets Committee's (FOMC) "measured" pace of increases in the Federal Funds Rate continued throughout the year. However, minutes from the December FOMC meeting indicated that future rate tightening may be ending.

During the year, U.S. Treasury yields rose and the yield curve flattened, with two-year note yields increasing in pace with the Federal Funds target rate. In the fourth quarter, the yield curve inverted in the "belly" of the curve (two-year/five-year). The slope of the yield curve, measured by the yield differential between two-year and five-year U.S. Treasury notes, ended the year at -5 basis points, from a positively sloped +54 basis points at prior year-end 2004. The Federal Funds target rate increased by 200 basis points during the year, with a 25 basis point increase at each of the FOMC meetings. The target rate ended the year at 4.25%.

The Portfolio returned 2.31% net of expenses during 2005. This compares positively with a return of 1.67% for the Merrill Lynch 1-3 Year Treasury Index. This positive incremental performance was the result of security selection, sector allocation, and duration positioning.

ATTRIBUTION:

Sector Allocation

On an excess return basis, the asset backed securities market experienced positive performance for 2005 versus comparable-duration U.S. Treasuries. Despite tightening of sector spreads within the ABS market, widening of swap spreads led to some underperformance in the ABS sector for the first quarter. Tighter swap spreads and continued tightening of ABS sector spreads contributed to strong second quarter performance, while further tightening of sector spreads offset wider swap spreads and helped add to third quarter returns. Swap-spread widening led to underperformance of fixed rate ABS in the fourth quarter; however returns still remained positive for the year.

Security Selection

Portfolio performance relative to the all-U.S. Treasury benchmark was positively impacted in 2005 by security selection within the asset-backed securities universe.

Duration/Yield Curve

The Portfolio was short duration relative to the benchmark throughout the year. This short duration position, in a rising rate environment, added to the Portfolio's performance.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Mortgage-Backed Portfolio
2005 Commentary

The mortgage sector experienced a challenging year as the U.S. yield curve flattened considerably throughout the year. Two-year / ten-year spreads moved from 1.15% to 0.04% while two-year / five-year spreads inverted and moved from 0.54% to -0.05%. Interest rate uncertainty weighed heavy on mortgage investors throughout the year. Demand for longer duration assets remained strong despite strong economic reports and the Federal Open Market Committee (FOMC) tightening cycle.

Despite the uncertainty surrounding the shape of the yield curve, investor demand for mortgages remained strong throughout the year. Strong demand from overseas and domestic U.S. banks kept mortgages from underperforming less than would be expected. Fannie Mae (FNMA) was a stronger seller of mortgages for most of the year due to new capital requirements forced upon them by their regulator, the Office of Federal Housing Enterprise Oversight (OFHEO), following the discovery of some accounting irregularities. Freddie Mac (FHLMC) traded its retained portfolio opportunistically, with the portfolio showing some growth for the year.

Mortgage supply shifted in 2005. In 2004, much attention was paid to the increasing production of adjustable-rate mortgages (ARM) versus fixed-rate mortgages. As the curve flattened in 2005, borrowers began to move back into fixed-rate product to lock in long-term rates which were still low compared to historical levels. This caused net production of agency thirty-year mortgage supply to pick up, creating positive net supply and negative returns for mortgages. The Mortgage Bankers' Association's refinance index peak for the year was 2,972 versus 10,037 in 2003 and 5,023 in 2004.

Mortgage option-adjusted spread (OAS) levels widened in 2005. OAS to the Libor curve was wider by 5 basis points and OAS to U.S. Treasuries was 18 basis points wider. Despite this widening, mortgages remain at historically tight levels. Five and ten year swap spreads were wider by 10 and 14 basis points, respectively. While longer-dated volatility was up marginally, shorter-dated volatility was much lower for the year. One suspected cause was the drop in demand by FNMA and FHLMC for volatility hedges.

For the 12-month period ending in December, the Portfolio returned 3.16% after expenses. The Lehman Brothers Mortgage-Backed Securities Index returned 2.61% during the same period.

ATTRIBUTION:

Sector Allocation

Positions in mortgage derivatives including inverse, interest-only and principal-only type securities were advantageous, adding 32 basis points. Interest-only securities backed by commercial mortgage-backed securities and Veterans' Administration loans added 16 basis points to returns. The Portfolio had an overweight position in mortgages throughout the year, hedged mostly with U.S. futures contracts, which added 6 basis points to performance.

Security Selection

Our core mortgage index position performed well, returning 36 basis points for the year. We positioned the Portfolio to be bar-belled, overweighting premium and discount coupons while maintaining an index weight or less in par-priced coupons. We were also underweight the Ginnie Mae sector and securities backed by fifteen year loans. In premium coupons, positive returns were generated by owning specified pools backed by loans with low balances that prepaid more slowly than generic pools.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Worldwide Portfolio
2005 Commentary

The benign calm that carried U.S. financial markets through much of 2004 gave way during the first quarter of 2005. The Treasury yield curve flattened significantly throughout the first quarter, and the conundrum problem mentioned in February by Federal Reserve Chairman Alan Greenspan created unease in the market. Throughout the first half of the year, U.S. economic growth was strong, and inflation in terms of both consumer prices and labor costs rose continually. The path of U.S. Federal Reserve policy was unclear after Hurricane Katrina hit, and this uncertainty dominated trading in the short end of the yield curve. Yields climbed in September, however, as fears of inflation put upward pressure on the long end of the curve. The tightening policy continued throughout the fourth quarter, flattening the curve to the point of inversion and making the conundrum effect something of the status quo.

The spread between U.S. and European 10-year notes widened throughout the entire year as European bonds outperformed their U.S. counterparts. Both political concerns (the failed referenda on the European Union constitution in France and the Netherlands) and economic weakness were rife in the eurozone in the first half of the year. German industrial production beat expectations in May, posting -0.2% against a survey of -0.4%; however, the IFO Institute for Economic Research's index showed that the climate for business fell from 93.3 to 92.9, lower than expected. With concerns over energy prices and inflation, investors in Europe helped government bonds rally until record low yields of 3.02% were reached in late September. Continued hawkish comments and an eventual 25 basis point rate hike by the European Central Bank (ECB) pushed the yield on 10-year notes back up to the 3.55% level before finishing the year at 3.31%.

Looking at the year as a whole, the Japanese yield curve flattened as short-term yields rose by up to 25 basis points and long rates fell by around eight basis points. In February, profit-taking and steady to strong economic data caused yields to rise. This together with a sharp fall in the U.S. bond market caused the Japanese Government Bond (JGB) market to weaken, and yields continued to rise into March. However, yields began a downward trend towards the end of March as somewhat dovish comments from Bank of Japan Governor Fukui, weak U.S. equity markets and news about General Motors' (GM) woes were all supportive for the JGB market. In the second half of the year, domestic demand for goods kept the manufacturers busy — regardless of weak exports — and the Bank of Japan started to talk of inflation on the horizon. Bond yields rose over the last six months of the year as markets focused on good economic fundamentals and an expected end to quantitative easing. Yields declined temporarily in mid to late November when the government pressured the central bank to maintain quantitative easing. December was mixed, as pension funds and public demand for bonds prevailed while the first positive national CPI ex-fresh food figure for November was released, posting 0.1% year over year.

The conditions at the start of the year constituted an almost perfect scenario for corporates: healthy balance sheets, limited-debt financed M&A activity, low default rates, high liquidity and strong demand for riskier assets. In March we saw a reversal of the tightening experienced in January and February, as the effects of the GM profit warning led to a meaningful reduction in dealer risk appetites. The auto sector was the main driver of negative sentiment in credit markets going into April, as Ford revised 2005 earnings downward and GM's first-quarter results were poor. The downgrade of GM and Ford to junk status at the beginning of May resulted in increased spread volatility. In the third quarter, the level of option-adjusted spread (OAS) for the U.S. auto sector was matched only by the airline sector, which suffered from bankruptcy filings by Delta and Northwest airlines, the third and fourth-largest airlines in the U.S. Katrina-related claims sent both U.S. and European insurance sector spreads wider, with a far more dramatic effect in the U.S. Towards the end of the year, GM/Delphi woes in the U.S. continued to put pressure on spreads, although the withdrawal of Delphi's seemingly inequitable demands on its workers was a relief to the market, and spreads retraced much of their widening as a result. As investors realized that global inflation was becoming less of a concern and that 2006 looked to present much of the same in regard to macro fundamentals for corporates, U.S. and European OAS finished the year relatively tightly at around 90 and 45 basis points over duration-matched government bonds.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Most major currency pairs started the year with a trendless volatility, carried over from 2004. The U.S. dollar strengthened at the end of the first quarter and rose steadily throughout the first half of the year, relative to the yen and the euro in the latter months. The U.S. dollar sold off following the Chinese revaluation in July but soon recovered to its previous levels. Japan's robust economy managed to keep downward pressure on the dollar until speculation of a policy pause by the Fed faded and U.S. yields began to rise. Consistent trends were absent throughout much of the year and foreign exchange trading was tactical during the fourth quarter. Primary Asian currencies other than the yen performed strongly in the fourth quarter, with the Singapore dollar and the Taiwan dollar outperforming the U.S. dollar.

The Portfolio returned -5.03% net of expenses during 2005. This compares negatively with a return of -4.49% for the Lehman Brothers Global Aggregate Index (Unhedged).

ATTRIBUTION

Sector Allocation

Overweight positions held in mortgages since October 2004 were maintained in the first quarter of 2005. A modest overweight mortgage position was held throughout most of 2005 until it was reduced in November. The performance impact from this position was minimal.

Given tight valuations and Federal Open Market Committee (FOMC) comments in its December 2004 minutes on rampant speculation by investors, portfolios were shifted to a slight underweight U.S. dollar credit position early in the first quarter, contributing to returns. An underweight credit position remained during the entire second quarter, as our dim view of autos worked in our favor. The moderate underweight positions held in both U.S. and European credit remained throughout the third and fourth quarters.

Duration/Yield Curve

During the first quarter, an underweight position in five-year U.S. Treasuries versus an overweight position in 30-year U.S. Treasuries added to returns, as the yield curve flattened and the spread between the two maturities tightened by over 60 basis points; this position held until June. Short positions in the U.S. versus Europe also contributed to returns throughout the first quarter. A large underweight duration position in Japan failed to contribute to returns in the second quarter and total outright duration was kept to a minimum in the third quarter. A Japanese yield curve flattening trade added to returns in the fourth quarter, as did a U.S. flattening trade, which was slowly reduced before being closed in December.

Foreign Exchange

During the first quarter, a long euro versus U.S. dollar position was carried over from 2004's dollar-weakening trend, though this gave way to a short euro versus yen position, which contributed to returns over the quarter. After a small setback in mid-April, the dollar gathered steam and outperformed most major currencies in the second quarter. A short euro versus sterling position added to returns in the third quarter and long U.S. dollar positions held in October and November detracted and added to returns respectively. A long Canadian versus U.S. dollar position provided neutral returns for the fourth quarter.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Worldwide Core Portfolio
2005 Commentary

The benign calm that carried U.S. financial markets through much of 2004 gave way during the first quarter of 2005. The Treasury yield curve flattened significantly throughout the first quarter, and the conundrum problem mentioned in February by Federal Reserve Chairman Alan Greenspan created unease in the market. Throughout the first half of the year, U.S. economic growth was strong, and inflation in terms of both consumer prices and labor costs rose continually. The path of U.S. Federal Reserve policy was unclear after Hurricane Katrina hit, and this uncertainty dominated trading in the short end of the yield curve. Yields climbed in September, however, as fears of inflation put upward pressure on the long end of the curve. The tightening policy continued throughout the fourth quarter, flattening the curve to the point of inversion and making the conundrum effect something of the status quo.

The spread between U.S. and European 10-year notes widened throughout the entire year as European bonds outperformed their U.S. counterparts. Both political concerns (the failed referenda on the European Union (E.U.) constitution in France and the Netherlands) and economic weakness were rife in the eurozone in the first half of the year. German industrial production beat expectations in May, posting -0.2% against a survey of -0.4%; however, the IFO Institute for Economic Research's index showed that the climate for business fell from 93.3 to 92.9, lower than expected. With concerns over energy prices and inflation, investors in Europe helped government bonds rally until record low yields of 3.02% were reached in late September. Continued hawkish comments and an eventual 25 basis point rate hike by the European Central Bank (ECB) pushed the yield on 10-year notes back up to the 3.55% level before finishing the year at 3.31%.

Looking at the year as a whole, the Japanese yield curve flattened as short-term yields rose by up to 25 basis points and long rates fell by around eight basis points. In February, profit-taking and steady to strong economic data caused yields to rise. This together with a sharp fall in the U.S. bond market caused the Japanese Government Bond (JGB) market to weaken, and yields continued to rise into March. However, yields began a downward trend towards the end of March as somewhat dovish comments from Bank of Japan Governor Fukui, weak U.S. equity markets and news about General Motors' (GM) woes were all supportive for the JGB market. In the second half of the year, domestic demand for goods kept the manufacturers busy — regardless of weak exports — and the Bank of Japan started to talk of inflation on the horizon. Bond yields rose over the last six months of the year as markets focused on good economic fundamentals and an expected end to quantitative easing. Yields declined temporarily in mid to late November when the government pressured the central bank to maintain quantitative easing. December was mixed, as pension funds and public demand for bonds prevailed while the first positive national CPI ex-fresh food figure for November was released, posting 0.1% year over year.

The conditions at the start of the year constituted an almost perfect scenario for corporates: healthy balance sheets, limited debt-financed M&A activity, low default rates, high liquidity and strong demand for riskier assets. In March we saw a reversal of the tightening experienced in January and February, as the effects of the GM profit warning led to a meaningful reduction in dealer risk appetites. The auto sector was the main driver of negative sentiment in credit markets going into April, as Ford revised 2005 earnings downward and GM's first-quarter results were poor. The downgrade of GM and Ford to junk status at the beginning of May resulted in increased spread volatility. In the third quarter, the level of option-adjusted spreads (OAS) for the U.S. auto sector was matched only by the airline sector, which suffered from bankruptcy filings by Delta and Northwest airlines, the third and fourth-largest airlines in the U.S. Katrina-related claims sent both U.S. and European insurance sector spreads wider, with a far more dramatic effect in the U.S. Towards the end of the year, GM/Delphi woes in the U.S. continued to put pressure on spreads, although the withdrawal of Delphi's seemingly inequitable demands on its workers was a relief to the market, and spreads retraced much of their widening as a result. As investors realized that global inflation was becoming less of a concern and that 2006 looked to present much of the same in regard to macro fundamentals for corporates, U.S. and European OAS finished the year relatively tightly at around 90 and 45 basis points over duration-matched government bonds.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Most major currency pairs started the year with a trendless volatility, carried over from 2004. The U.S. dollar strengthened at the end of the first quarter and rose steadily throughout the first half of the year, relative to the yen and the euro in the latter months. The U.S. dollar sold off following the Chinese revaluation in July but soon recovered to its previous levels. Japan's robust economy managed to keep downward pressure on the dollar until speculation of a policy pause by the Fed faded and U.S. yields began to rise. Consistent trends were absent throughout much of the year and foreign exchange trading was tactical during the fourth quarter. Primary Asian currencies other than the yen performed strongly in the fourth quarter, with the Singapore dollar and the Taiwan dollar outperforming the U.S. dollar.

The Portfolio returned 3.62% net of expenses during 2005. This compares negatively with a return of 4.28% for the Lehman Brothers Global Aggregate Index (Hedged).

ATTRIBUTION

Sector Allocation

Overweight positions held in mortgages since October 2004 were maintained in the first quarter of 2005. A modest overweight mortgage position was held throughout most of 2005 until it was reduced in November. The performance impact from this position was minimal.

Given tight valuations and Federal Open Market Committee (FOMC) comments in its December 2004 minutes on rampant speculation by investors, portfolios were shifted to a slight underweight U.S. dollar credit position early in the first quarter, contributing to returns. An underweight credit position remained during the entire second quarter, as our dim view of autos worked in our favor. The moderate underweight positions held in both U.S. and European credit remained in place throughout the third and fourth quarters.

Duration/Yield Curve

During the first quarter, an underweight position in five-year U.S. Treasuries versus an overweight position in 30-year U.S. Treasuries added to returns, as the yield curve flattened and the spread between the two maturities tightened by over 60 basis points; this position held until June. A large underweight duration position in Japan failed to contribute to returns in the second quarter and total outright duration was kept to a minimum in the third quarter. A Japanese yield curve flattening trade added to returns in the fourth quarter, as did a U.S. flattening trade, which was slowly reduced before being closed in December.

Foreign Exchange

During the first quarter, a long euro versus U.S. dollar position was carried over from 2004's dollar-weakening trend, though this gave way to a short euro versus yen position, which contributed to returns over the quarter. After a small setback in mid-April, the dollar gathered steam and outperformed most major currencies in the second quarter. A short euro versus sterling position added to returns in the third quarter and long U.S. dollar positions held in October and November detracted and added to returns respectively. A long Canadian versus U.S. dollar position provided neutral returns for the fourth quarter.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

International Portfolio
2005 Commentary

An appreciating U.S. dollar eclipsed positive performance from bonds in 2005, and investors in an unhedged international bond strategy experienced substantially negative returns for 2005. Yields fell and global bond prices appreciated throughout much of the year, primarily at the longer end of yield curves. However, investor returns in this strategy, which has a benchmark that is fully exposed to the non-U.S. currencies, were very negatively impacted by a rising U.S. dollar against the major currencies. As global growth continued to expand and unemployment in the major developed countries remained low, global monetary policy shifted away from an easing bias. Key central banks either tightened, including the U.S. Federal Reserve, Bank of Canada and, surprisingly, the European Central Bank (ECB) or delivered fairly hawkish rhetoric, notably the Reserve Banks of Australia and New Zealand, both of which had tightened earlier in the year. As a result, returns in the short end of bond markets suffered but, despite stronger world growth and crude oil prices soaring to a record price of more than $70 per barrel in September, longer dated bonds contributed positively to returns as yields fell and yield curves flattened. Currency movements, however, dominated returns as the U.S. dollar appreciated over 12% against both the yen and the euro causing investors in unhedged international bonds to suffer net negative performance in 2005.

Most major currency pairs started the year with a trendless volatility, carried over from 2004. The U.S. dollar strengthened at the end of the first quarter and rose steadily throughout the first half of the year, relative to the yen and the euro. The U.S. dollar paused briefly in July, selling off following the Chinese revaluation, but soon recovered, returning to its previous levels. Japan's robust economy managed to support the yen, keeping downward pressure on the dollar early in the year until speculation of a policy pause by the Federal Reserve faded, as rates continued to rise and short term bond yields followed. Growing concerns over the U.S. twin deficits failed to halt the rise in the U.S. dollar which seemed to be driven largely by yield differentials in favor of the U.S. dollar.

Ten year European bond yields traded within an approximately 80 basis point range in 2005, but net over the year the 10 year benchmark German bond declined from a yield of 3.65% to 3.31%. In contrast, two year German yields rose from 2.48% to 2.92% causing the yield curve to flatten substantially. Both political concerns (the failed referenda on the European Union constitution in France and the Netherlands) and economic weakness were rife in the eurozone in the first half of the year. German industrial production beat expectations in May, posting -0.2% against a survey of -0.4%; however, the IFO Institute for Economic Research's index showed that the climate for business fell from 93.3 to 92.9, lower than expected. Despite concerns over energy prices and inflation, investors in Europe helped government bonds rally until record low yields of 3.02% were reached in late September. However, continued hawkish comments from the ECB leading to an eventual 25 basis points rate hike pushed the yield on 10-year notes back up to the 3.55% level before finishing the year net lower at 3.31%.

Elsewhere in the world, the Japanese yield curve flattened as short-term yields rose by up to 25 basis points and long rates fell by around 8 basis points. In February, profit-taking and steady to strong economic data caused yields to rise. This together with a sharp fall in the U.S. bond market caused the Japanese Government Bond (JGB) market to weaken, and yields continued to rise throughout most of the first quarter. However, yields began a downward trend towards the end of March as somewhat cautious comments from Bank of Japan Governor Fukui, weak U.S. equity markets and news about General Motors' (GM) woes were all supportive for the JGB market. In the second half of the year, domestic demand for goods supported manufacturing production, offsetting weak export demand, and the Bank of Japan started to talk of the potential for inflation. Bond yields rose over the last six months of the year as markets focused on the improving economic fundamentals and expected an end to quantitative easing.

The conditions at the start of the year constituted an almost perfect scenario for corporates: healthy balance sheets, limited debt-financed M&A activity, low default rates, high liquidity and strong demand for riskier assets. In March we saw a reversal of the tightening experienced in January and February, as the effects of the General Motor profit

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

warning and the proposed leveraged buy out (LBO) of ISS A/S, the Danish cleaning and services company, led to a meaningful reduction in dealer risk appetites. The auto sector was the main driver of negative sentiment in credit markets going into April, as Ford revised 2005 earnings downward and GM's first-quarter results were poor. The downgrade of GM and Ford to junk status at the beginning of May resulted in increased spread volatility. In the third quarter, the level of option-adjusted spread (OAS) for the U.S. auto sector was matched only by the airline sector, which suffered from bankruptcy filings by Delta and Northwest airlines, the third and fourth-largest airlines in the U.S. Katrina-related claims sent both U.S. and European insurance sector spreads wider, with a far more dramatic effect in the U.S. Towards the end of the year, GM/Delphi woes in the U.S. continued to put pressure on spreads, although the withdrawal of Delphi's seemingly inequitable demands on its workers was a relief to the market, and spreads retraced much of their widening as a result. The big news in Europe, aside from ongoing LBO activity in the telecom and media sectors, was the announcement of the sale by the British Hilton Group of its Hilton International hotel division to Hilton Hotels Corp.

The Portfolio returned -9.77% net of expenses during 2005. This compares with a return of -8.65% for the Lehman Brothers Global Aggregate Index (ex-USD)(Unhedged).

ATTRIBUTION:

Sector Allocation

In Europe, small underweight positions were taken in mid-January and maintained throughout the quarter, detracting from returns. The Portfolio shifted to a slight underweight U.S. dollar credit position early in the quarter which contributed to returns. Underweight credit positions were maintained during the entire second quarter as well as overweight positions in utilities and non-cyclical sectors. An underweight credit position in Europe was maintained in the third and fourth quarters.

Duration/Yield Curve

The Portfolio benefited significantly from curve-flattening positions in interest rates in the first quarter. Interest rate positions detracted from returns as the Portfolio maintained its short-duration bias in a falling yield environment in the second quarter. In the third quarter, interest rate management added strongly to returns, as the Portfolio maintained its short-duration bias in a rising yield environment.

Foreign Exchange

A long euro versus U.S. dollar position was abandoned and a short euro versus Japanese yen position was entered into during the first quarter; foreign exchange volatility in the quarter detracted from returns. Foreign exchange returns stabilized in the second quarter, but detracted from overall returns. We focused on a short euro position as the euro weakened towards the end of May and took profits on a short euro versus sterling position in August. Long U.S. dollar positions held in October and November first detracted then and added to returns.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy and sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

U.S. Inflation-Indexed Portfolio
2005 Commentary

In the United States, the behavior of the yield curve was the main driver of the performance of inflation-linked securities, with long-term Treasury Inflation Protected Securities (TIPS) strongly outperforming short-term TIPS. The flattening of the real yield curve in the first quarter by 25 basis points was exacerbated by the poor carry embedded in U.S. inflation-linked securities, penalizing the performance of the 2007 and 2008 maturities. During the first quarter, the U.S. Federal Reserve increased rates by 50 basis points, putting pressure on real yields to correct further at the front end of the curve. The April core Consumer Price Index (CPI), published in May, was flat month-on-month, convincing the market that inflation protection was too expensive and had to be re-priced at lower levels.

In the third quarter, the U.S. inflation-linked market was very volatile, with large swings in short-term real yields. Short-maturity inflation-linked security yields fell by as much as 46 basis points in August, and bonds began to sell off in September as equity markets strengthened in light of a short-term growth spurt encouraged by increased government spending in the wake of Hurricane Katrina. U.S. inflation-linked securities suffered in the fourth quarter, as the market began to discount higher short-term real yields and a lower probability of inflationary pressure. Five-year real yields rose by 0.64% during the period, and core CPI averaged 2.1% in October and November.

For the 12-month period ending in December, the Portfolio returned 3.44% after expenses. The Lehman Brothers U.S. Treasury Inflation Note Index returned 2.84% during the same period.

ATTRIBUTION:

Duration

An underweight real yield position in the U.S. was attempted but not realized in the first quarter, and towards the end of the quarter this view was instead expressed in a short breakeven position, which added slightly to returns. In the second quarter, an underweight duration position was implemented with a short investment horizon in mind, in order to benefit from short-term corrections in the market. The Portfolio began the third quarter with an underweight duration position in the U.S. market, which then reverted to a neutral position, adding to returns. Short breakeven spread positions in the U.S. in short maturity bonds held for most of the fourth quarter as well as outright duration positions in the U.S. market, contributed to returns.

Sector Allocation

During the first quarter, an underweight in short maturities versus an overweight 10-year U.S. yield curve flattening position was maintained before being closed at the end of the quarter, contributing to returns. During the second quarter, several yield curve positions were maintained including underweighting the 2007/2008 issues and overweighting the 2011 issue. Several yield curve positions were carried over from the second quarter into the third quarter, including an underweight position in July 2014 and 2015 issues versus surrounding maturities.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

Global Inflation-Linked Hedged Portfolio
2005 Commentary

In the United States, the behavior of the yield curve was the main driver of the performance of inflation-linked securities, with long-term Treasury Inflation Protected Securities (TIPS) strongly outperforming short-term TIPS. During the first quarter, the U.S. Federal Reserve increased rates by 50 basis points, putting pressure on real yields to correct further at the front end of the curve. The April core Consumer Price Index (CPI), published in May, was flat month-on-month, convincing the market that inflation protection was too expensive and had to be re-priced at lower levels. In August, short-maturity inflation-linked security yields fell by as much as 80 basis points, and bonds began to sell off in September as equity markets strengthened in light of a short-term growth spurt encouraged by increased government spending in the wake of Hurricane Katrina. U.S. inflation-linked securities suffered in the fourth quarter, as the market began to discount higher short-term real yields and a lower probability of inflationary pressure. Five-year real yields rose by close to 1% during the period and core CPI averaged 2.1% in October and November.

The front-end of the European inflation-linked securities market strongly outperformed during the first quarter, with the real yield on 2009 issue trading as low as 80 basis points at the end of March. The rise in oil prices, coupled with the weakness of the euro versus the U.S. dollar during the first quarter, created demand for inflation protection. Strong inflation carry embedded in European inflation-linked securities during the second quarter helped the region outperform nearly all other countries during the period. Five-year real yields fell by 20 basis points during the third quarter, while inflation seemed to have accelerated in Europe with CPI running at 2.40% annualized at the end of September. The same rates increased by 70 basis points in the fourth quarter on the back of comments from the European Central Bank (ECB), warning the market that it was ready to increase rates. On the first day of December the ECB raised its key lending rate for the eurozone for the first time in five and a half years, claiming the move from 2% to 2.25% maintained policy accommodation while combating threats to price stability.

The Canadian market posted a solid gain during the first quarter, as demand for long Canadian bonds continued to drive the performance of the market. Thirty-year Canadian real yields traded in a tight 1.90%-2.10% corridor during the quarter, and seemed uncorrelated to the fact that fundamental data had improved in Canada. Throughout April and May, strong demand for Canadian inflation-linked securities pushed real yields to all-time lows, with 30-year Canadian real yields reaching 1.80% at the end of May. Real yields backed up aggressively when improvements in the macroeconomic picture led the market to price expectations of a rate hike before year-end. Thirty-year Canadian real yields finished the third quarter at around 1.65%, a new low. Canadian inflation-linked securities stabilized in October and November before delivering a strong December performance. The Bank of Canada raised key lending rates three times for a total of 75 basis points in the fourth quarter; this had no impact on the level of long-term real yields.

By dismissing any chance of a rate hike during the year, the Riksbank (Central Bank of Sweden) created an ongoing demand for long inflation-linked securities, and the real yield on the 2028 issue, the longest issue available on the market, fell by almost 30 basis points in the first quarter. Most of the gains in the second quarter came from the decrease in real yields, and a decision by the Riksbank to lower its key lending rate by 50 basis points in June led to frantic activity in the inflation-linked market. The Swedish market continued to benefit from the Riksbank's decision throughout the third quarter, with real yields reaching new lows during July. The inflation-linked market was one of the worst performers in December, penalized by the Riksbank's comments that prepared the market for a round of rate increases in the first quarter of 2006. Ten-year real yields in Sweden increased by 35 basis points, while real yields in the 2008 maturity shot up by 70 basis points.

In the U.K., the first quarter was characterized by underperformance in the inflation-linked securities market. The yield on the 2035 issue rose by 10 basis points, while front-end short real yields remained stable at 1.70%. UK inflation-linked securities managed to post a strong performance in the second quarter, helped by speculation about a potential rate cut by the Bank of England. The overall easing environment for bonds in the UK, coupled with a string of modest

FFTW Funds, Inc.

Portfolio Reviews

December 31, 2005

growth and consumption data reports, supported the inflation-linked market in the third quarter. UK Linkers were one of the best performing markets in the fourth quarter, with the successive drop in real yields reflecting the deterioration in the country's economic conditions.

As scheduled, Japanese inflation-linked securities (JGBIs) entered the market at the end of April. The Japanese market started the third quarter with a strong negative performance. Real yields increased and breakevens narrowed during July and August. JGBIs gained some strength in September despite an environment in which nominal yields rose by 15 basis points. JGBIs posted a solid performance in the fourth quarter, and 10-year real yields fell by 12 basis points during the period.

For the 12-month period ending in December, the Portfolio returned 5.33% after expenses. The Barclays Global Inflation-Linked Bond Index Hedged returned 5.72% for the same period.

Duration

Underweight European duration positions were held at the end of the first quarter, with concentrated positions in short-maturity UK inflation-linked securities at the expense of longer maturities. In the second quarter, a tactical underweight-duration position for short periods of time in the U.S. and Europe benefited from corrections in an overall rallying market. An underweight position in Europe, where real yields reached very low levels, detracted from returns in the third quarter. Fourth quarter returns came from two positions: short breakeven spreads in the U.S. in short maturity bonds and outright duration in the U.S. market.

Country Allocation

An underweight allocation in Canada detracted from returns in the first quarter, while overweight positions in Icelandic and Polish inflation-linked securities contributed significantly to returns. In the second quarter, an underweight Canada versus New Zealand position detracted from returns. An overweight in the Swedish versus the European market added to returns in the third quarter. An allocation to New Zealand and country spread positions between the U.S. and the European countries (overweight the U.S., underweight Europe) contributed to fourth-quarter returns.

Foreign Exchange

Long euro versus U.S. dollar positions held at the beginning of the first quarter gave way to a short euro versus yen position, which contributed to returns over the quarter. Low levels of risk in the second quarter and the start of a long dollar position against both the euro and the yen detracted slightly from returns. A short euro versus sterling position added to returns in August. Short euro versus U.S. dollar trades detracted from returns in the fourth quarter, and a long Canadian versus U.S. dollar position, held throughout the quarter, was neutral in terms of return.

Portfolio holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Performance data quoted represents past performance; past performance does not guarantee future results. Short term performance, in particular, is not a good indication of the Portfolio's future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 367-3389.

FFTW Funds, Inc.

Performance

December 31, 2005

U.S. Short-Term Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Ten Years
U.S. Short-Term Portfolio*	3.32%	2.45%	3.95%
Merrill Lynch 3-6 Month Treasury Index	3.04%	2.43%	4.01%

*  Commenced operations on December 6, 1989.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 3-6 Month Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Bills with maturities ranging from approximately 91 to 182 days. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

FFTW Funds, Inc.

Performance

December 31, 2005

Limited Duration Portfolio seeks to maintain a level of total return as may be consistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Ten Years
Limited Duration Portfolio*	2.31%	3.92%	5.01%
Merrill Lynch 1-3 Year Treasury Index	1.67%	3.67%	4.79%

*  Commenced operations on July 26, 1993.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities ranging from approximately one to three years. One cannot invest directly in an index. U.S. Treasuries are debt obligations of the U.S. government that are backed by its full faith and credit; their principal and interest payments are guaranteed, while the Portfolio offers no such guarantee. Sector allocations are subject to change at any time and are not recommendations to buy or sell in any sectors.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

Mortgage-Backed Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Since Inception
Mortgage-Backed Portfolio*	3.16%	5.47%	6.61%
Lehman Brothers Mortgage-Backed Securities Index	2.61%	5.44%	6.43%

*  Mortgage-Backed Portfolio commenced operations on April 29, 1996.

Performance data reflects an expense limitation in effect in the past. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Mortgage-Backed Securities Index tracks the performance of the mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. One cannot invest directly in an index.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

Worldwide Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Ten Years
Worldwide Portfolio*	(5.03%)	6.56%	5.38%
Lehman Brothers Global Aggregate Index (Unhedged)	(4.49%)	6.80%	5.34%

*  Commenced operations on April 15, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

Worldwide Core Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years, and by actively utilizing currency hedging techniques.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Ten Years
Worldwide Core Portfolio*	3.62%	5.41%	7.11%
Lehman Brothers Global Aggregate Index (Hedged)	4.28%	5.57%	6.61%

*  Commenced operations on May 19, 1992.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

International Portfolio seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Five Years	Since Inception
International Portfolio*	(9.77%)	7.26%	5.36%
Lehman Brothers Global Aggregate Index (ex-USD)(Unhedged)	(8.65%)	7.64%	4.73%

*  International Portfolio commenced operations on May 9, 1996.

Performance data reflects an expense limitation in effect in the past. Without the expense limitation total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers Global Aggregate Index is a broad-based measure of international investment-grade bond markets. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

U.S. Inflation-Indexed Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate as well as derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Since Inception
U.S. Inflation-Indexed Portfolio*	3.44%	8.62%
Lehman Brothers U.S. Treasury Inflation Note Index	2.84%	8.56%

*  U.S. Inflation-Indexed Portfolio commenced operations on January 2, 2001.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Brothers U.S. Treasury Inflation Note Index is an unmanaged index that tracks the performance of U.S. Treasuries whose cash flows are linked to an inflation index. One cannot invest directly in an index.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

Performance

December 31, 2005

Global Inflation-Indexed Hedged Portfolio seeks to attain a high level of total return in excess of inflation as may be consistent with the preservation of capital by investing primarily in securities from worldwide bond markets that are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local inflation rate.

Average Annual Total Return for the year ended December 31, 2005:

	One Year	Since Inception
Global Inflation-Indexed Hedged Portfolio*	5.33%	7.03%
Barclays Inflation-Linked Bond Index Hedged	5.72%	7.03%

*  Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003.

Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

Mutual fund investing involves risk. Past performance is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Barclays Global Inflation-Linked Bond Index Hedged is an unmanaged index that tracks the performance of global inflation-linked bonds with various maturities. One cannot invest directly in an index.

Investments in foreign securities may involve greater volatility as well as political, economic and currency risks and may utilize accounting methods that differ from U.S. standards.

A non-diversified portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries, which means the Portfolio is more exposed to volatility in securities prices than a diversified portfolio.

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Asset-Backed Securities (ABS) -- 77.9%
Auto Loans -- 8.8%
Americredit Automobile Receivables Trust, Ser. 2002-D, Class A4	3.400%	04/13/2009	$1,843,397	$1,828,671
ARG Funding Corp., Ser. 2003-1A, Class B, 144A (FRN)+◆	6.120%	03/20/2007	3,266,000	3,266,236
Capital Auto Receivables Asset Trust, Ser. 2002-3, Class A3	3.580%	10/16/2006	942,134	941,312
Capital Auto Receivables Asset Trust, Ser. 2002-3, Class CTFS, 144A+	3.440%	02/17/2009	851,356	843,703
Daimler Chrysler Master Owner Trust, Ser. 2003-A, Class A (FRN)	4.419%	02/15/2008	2,605,000	2,605,194
Superior Wholesale Inventory Financing Trust, Ser. 2005-A12, Class A (FRN)	4.300%	06/15/2010	3,000,000	2,997,882
				12,482,998
Credit Cards -- 32.6%
American Express Credit Account Master Trust, Ser. 2001-4, Class A (FRN)	4.499%	11/17/2008	3,000,000	3,001,263
American Express Credit Account Master Trust, Ser. 2001-6, Class A (FRN)	4.489%	12/15/2008	3,000,000	3,001,485
Bank One Issuance Trust, Ser. 2003-A2, Class A2 (FRN)	4.419%	10/15/2008	2,510,000	2,510,187
Capital One Master Trust, Ser. 2002-2A, Class B, 144A (FRN)+◆	4.919%	01/15/2010	3,000,000	3,015,457
Capital One Multi-Asset Execution Trust, Ser. 2003-A1, Class A1 (FRN)	4.759%	01/15/2009	3,000,000	3,002,486
Capital One Multi-Asset Execution Trust, Ser. 2004-B2, Class B2 (FRN)	4.589%	12/15/2009	3,500,000	3,504,052
Chase Credit Card Master Trust, Ser. 2001-1, Class B (FRN)	4.769%	06/16/2008	2,000,000	2,000,705
Chase Credit Card Master Trust, Ser. 2001-2, Class A (FRN)	4.489%	09/15/2008	3,000,000	3,001,485
Chase Credit Card Master Trust, Ser. 2004-1, Class A (FRN)	4.399%	05/15/2009	1,500,000	1,499,906
Citibank Credit Card Issuance Trust, Ser. 2003-A5, Class A5	2.500%	04/07/2008	1,000,000	994,220
Discover Card Master Trust I, Ser. 1996-3, Class A	6.050%	08/18/2008	2,200,000	2,203,784
Discover Card Master Trust I, Ser. 2001-2, Class A (FRN)	4.530%	07/15/2008	3,385,000	3,385,261
First USA Credit Card Master Trust, Ser. 1996-4, Class A (FRN)	4.550%	04/10/2009	2,225,000	2,227,761
Fleet Credit Card Master Trust II, Ser. 2001-A, Class Note, 144A (FRN)+◆	5.349%	08/15/2008	2,000,000	2,002,500
Fleet Credit Card Master Trust II, Ser. 2003-A, Class A	2.400%	07/15/2008	1,000,000	999,090
Fleet Credit Card Master Trust II, Ser. 2003-A, Class B (FRN)	4.719%	07/15/2008	2,500,000	2,500,155
Fleet Credit Card Master Trust II, Ser. 2003-A, Class C, 144A (FRN)+◆	5.489%	07/15/2008	1,200,000	1,200,504
MBNA Credit Card Master Trust, Ser. 2001-A3, Class A3 (FRN)	4.260%	12/15/2008	3,000,000	3,001,417
MBNA Credit Card Master Trust, Ser. 2004-A10, Class A (FRN)	4.449%	03/15/2012	3,000,000	3,005,785
				46,057,503

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Home Equity Loans (HEL) -- 32.4%
HEL - Fixed Rate -- 1.7%
Residential Funding Mortgage Securities I, Ser. 2002-HS3, Class 1A6	4.480%	08/25/2017	$2,438,931	$2,415,950
HEL - Floating Rate -- 30.7%
Ameriquest Mortgage Securities Inc., Ser. 2005-R1, Class M1 (FRN)	4.829%	03/25/2035	2,000,000	1,999,979
Centex Home Equity, Ser. 2005-B, Class M2 (FRN)	4.809%	03/25/2035	2,000,000	1,999,979
Chase Funding Loan Acquisition Trust, Ser. 2001-AD1, Class 2M2 (FRN)	5.679%	11/25/2030	411,101	412,587
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2003-1, Class 2M1 (FRN)	5.029%	09/25/2032	2,000,000	2,005,196
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2003-5, Class 2M1 (FRN)	4.979%	05/25/2033	1,500,000	1,505,658
Contimortgage Home Equity Loan Trust, Ser. 1996-4, Class A10 (FRN)	4.849%	01/15/2028	792,498	794,048
Household Home Equity Loan Trust, Ser. 2003-2, Class A (FRN)	4.700%	09/20/2033	1,650,668	1,652,941
Household Home Equity Loan Trust, Ser. 2005-1, Class M (FRN)	4.900%	01/20/2034	1,454,739	1,460,365
Long Beach Mortgage Loan Trust, Ser. 2003-4, Class M1 (FRN)	5.059%	08/25/2033	1,500,000	1,506,110
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class A3 (FRN)	4.679%	02/25/2034	825,257	825,928
Merrill Lynch Mortgage Investors, Inc., Ser. 2005-FM1, Class A1B (FRN)	4.699%	05/25/2036	1,782,226	1,782,546
Morgan Stanley Dean Witter Capital I, Ser. 2003-NC2, Class M1 (FRN)	5.279%	02/25/2033	1,950,454	1,958,732
Option One Mortgage Loan Trust, Ser. 2002-1, Class M2 (FRN)	5.679%	02/25/2032	490,615	491,745
Option One Mortgage Loan Trust, Ser. 2003-3, Class M1 (FRN)	5.029%	06/25/2033	2,000,000	2,004,721
Park Place Securities Inc., Ser. 2004-WWF1, Class M2 (FRN)	5.059%	02/25/2035	2,000,000	2,013,234
Park Place Securities Inc., Ser. 2005-WHQ2, Class M2 (FRN)	4.839%	05/25/2035	2,000,000	2,000,703
RAAC, Ser. 2005-RP2, Class A (FRN)	4.729%	06/25/2035	2,452,608	2,452,608
Residential Asset Mortgage Products, Inc., Ser. 2004-RS4, Class A2B1 (FRN)	4.639%	04/25/2034	745,282	746,271
Residential Asset Mortgage Products, Inc., Ser. 2005-EFC7, Class AI1 (FRN)	4.480%	12/25/2035	2,000,000	2,000,000
Residential Asset Securities Corp., Ser. 2003-KS11, Class MII2 (FRN)	5.579%	01/25/2034	2,000,000	2,019,861
Residential Asset Securities Corp., Ser. 2003-KS7, Class AIIB (FRN)	4.699%	09/25/2033	1,176,284	1,177,603
Residential Asset Securities Corp., Ser. 2005-KS2, Class M1 (FRN)	4.809%	03/25/2035	3,000,000	2,999,969
Securitized Asset-Backed Receivables, Ser. 2004-NC1, Class M1 (FRN)	4.899%	02/25/2034	2,000,000	2,002,280
Securitized Asset-Backed Receivables, Ser. 2004-OP1, Class M2 (FRN)	5.479%	02/25/2034	2,000,000	2,021,221
Structured Asset Investment Loan Trust, Ser. 2004-2, Class M2 (FRN)	5.529%	03/25/2034	2,000,000	2,012,543
Wells Fargo Home Equity Trust, Ser. 2004-2, Class A21B (FRN)	4.799%	05/25/2034	1,428,736	1,436,121
				43,282,949
				45,698,899

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Student Loans -- 0.8%
SLM Student Loan Trust, Ser. 2003-5, Class A2 (FRN)	4.521%	12/17/2012	$1,173,239	$1,173,239
Other ABS -- 3.3%
Granite Mortgages Plc, Ser. 2004-3, Class 1M (FRN)	4.770%	09/20/2044	2,668,441	2,669,325
Main Street Warehouse Funding Trust, Ser. 2004-MS3A, 144A (FRN)	4.529%	01/25/2007	2,000,000	2,000,000
				4,669,325
Total (Cost - $110,079,337)				110,081,964
Collateralized Mortgage Obligations (CMO) -- 13.2%
CMO Floater -- 10.4%
CMO Floater - FHLMC -- 3.9%
FHLMC, Ser. 2412, Class FP (FRN)	5.319%	02/15/2032	2,000,000	2,062,937
FHLMC, Ser. 2557, Class WF (FRN)	4.769%	01/15/2033	1,852,569	1,864,616
FHLMC, Ser. 3024, Class FC (FRN)	4.669%	04/15/2021	1,608,126	1,610,635
				5,538,188
CMO Floater - FNMA -- 3.7%
FNMA, Ser. 2001-46, Class F (FRN)	4.770%	09/18/2031	1,726,842	1,737,739
FNMA, Ser. 2003-111, Class FG (FRN)	5.285%	12/25/2032	3,300,000	3,448,139
				5,185,878
CMO Floater - Other -- 2.8%
Banc of America Funding Corporation, Ser. 2005-F, Class 1A1 (FRN)	4.680%	09/20/2035	1,971,664	1,971,664
First Horizon Mortgage Pass-Through Trust, Ser. 2005-2, Class 3A1 (FRN)	4.879%	10/25/2032	1,560,105	1,542,493
Structured Asset Securities Corp., Ser. 2002-NP1, Class A1, 144A (FRN)+◆	5.679%	08/25/2032	403,623	403,623
				3,917,780
				14,641,846

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Sequential -- 0.2%
FHLMC, Ser. T-19, Class A (FRN)	4.719%	02/25/2029	$280,741	$280,720
Other CMO -- 2.6%
Morgan Stanley Mortgage Loan Trust, Ser. 2004-8AR, Class 1A (FRN)	4.230%	10/25/2034	942,693	940,668
Structured Adjustable Rate Mortgage Loan, Ser. 2004-20, Class 1A1 (FRN)	5.072%	01/25/2035	1,479,282	1,473,734
Washington Mutual, Ser. 2004-AR10, Class A1C (FRN)	4.938%	07/25/2044	1,298,770	1,298,380
				3,712,782
Total (Cost - $18,679,430)				18,635,348
Short-Term Securities -- 7.1%
Time Deposits -- 7.1%
Dresdner Bank Time Deposit	4.000%	01/03/2006	1,000,000	1,000,000
Dresdner Bank Time Deposit	4.050%	01/03/2006	4,000,000	4,000,000
Societe Generale Time Deposit	4.000%	01/03/2006	5,000,000	5,000,000
				10,000,000
U.S. Treasury Obligation -- 0.0%
U.S. Treasury Bill‡@	4.349%	06/22/2006	20,000	19,608
(Cost - $10,019,596)
Total Investments - 98.2% (Cost - $138,778,363)				138,736,920
Other Assets, Net of Liabilities - 1.8%				2,523,442
Net Assets - 100.0%				$141,260,362

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$119,079	$162,310	§	$(43,231	)§	$138,780,151	§

FFTW Funds, Inc.

U.S. Short-Term Portfolio - Schedule of Investments (continued)

December 31, 2005

Summary of Abbreviations

FHLMC	Freddie Mac

FNMA	Fannie Mae

FRN	Floating Rate Note

+  Securities exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities were valued at $10,732,023 or 7.6% of net assets. Of these securities, the Board of Directors has deemed securities valued at $843,703 or less than 0.6% of net assets, to be liquid.

w  Illiquid securities, which represent 7.0% of net assets.

‡  Interest rate shown represents yield to maturity at date of purchase.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Asset-Backed Securities	77.9%
Collateralized Mortgage Obligations	13.2
Short-Term Securities	7.1
Financial Futures Contracts	0.0 *
Other Assets, Net of Liabilities	1.8
100.0%

*  Rounds to less than 0.1%.

See Notes to Financial Statements.

FFTW Funds, Inc.

Limited Duration Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Asset-Backed Securities (ABS) -- 37.6%
Auto Loans -- 15.5%
Americredit Automobile Receivables Trust, Ser. 2002-D, Class A4	3.400%	04/13/2009	$2,399,215	$2,380,048
Capital Auto Receivable Asset Trust, Ser. 2003-1, Class A3A	2.750%	04/16/2007	1,563,259	1,553,035
Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4	2.940%	06/15/2010	2,100,000	2,050,027
Daimler Chrysler Auto Trust, Ser. 2003-A, Class A4	2.880%	10/08/2009	2,825,726	2,788,401
Ford Credit Auto Owner Trust, Ser. 2003-A, Class A4B (FRN)	4.459%	06/15/2007	2,027,621	2,028,225
Harley Davidson Motorcycle Trust. Ser. 2002-2, Class A2	3.090%	06/15/2010	2,122,036	2,095,770
Honda Auto Receivables Owner Trust, Ser. 2003-1, Class A4	2.480%	07/18/2008	2,795,202	2,769,382
Superior Wholesale Inventory Financing Trust, Ser. 2005-A12, Class A (FRN)	4.300%	06/15/2010	2,000,000	1,998,588
				17,663,476
Credit Cards -- 11.5%
Bank One Issuance Trust, Ser. 2004-A1, Class A1	3.450%	10/17/2011	2,000,000	1,922,892
Capital One Master Trust, Ser. 2001-5, Class A	5.300%	06/15/2009	2,000,000	2,005,418
Citibank Credit Card Issuance Trust, Ser. 2001-A6, Class A6	5.650%	06/16/2008	2,205,000	2,213,248
Discover Card Master Trust I, Ser. 1996-3, Class A	6.050%	08/18/2008	2,905,000	2,909,997
Discover Card Master Trust I, Ser. 2003-1, Class B2	3.450%	04/16/2009	2,000,000	1,974,888
MBNA Credit Card Master Note Trust, Ser. 2001-A1, Class A1	5.750%	10/15/2008	2,100,000	2,107,994
				13,134,437
Home Equity Loans -- 10.0%
Ace Securities Corp., Ser. 2001-HE1, Class A (FRN)	4.740%	11/20/2031	393,204	393,347
Contimortgage Home Equity Loan Trust, Ser. 1996-4, Class A10 (FRN)	4.849%	01/15/2028	792,498	794,048
GSR Mortgage Loan Trust, Ser. 2004-4, Class B1 (FRN)	6.602%	04/25/2032	1,330,587	1,335,002
Household Mortgage Loan Trust, Ser. 2004-HC1, Class M (FRN)	4.870%	02/20/2034	639,425	639,617
Residential Asset Securities Corp., Ser. 2003-KS1, Class M1 (FRN)	5.179%	01/25/2033	2,500,000	2,506,406
Residential Asset Securities Corp., Ser. 2003-KS10, Class MII1 (FRN)	4.969%	12/25/2033	2,500,000	2,511,572
Securitized Asset-Backed Receivables, Ser. 2004-OP1, Class M2 (FRN)	5.479%	02/25/2034	2,000,000	2,021,221
Wells Fargo Home Equity Trust, Ser. 2004-2, Class A21B (FRN)	4.799%	05/25/2034	1,120,578	1,126,369
				11,327,582
Other ABS -- 0.6%
Oncor Electric Delivery Transition Bond Company, Ser. 2003-1, Class A1	2.260%	02/15/2009	711,669	702,974
Total (Cost - $43,217,124)				42,828,469

FFTW Funds, Inc.

Limited Duration Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Mortgage-Backed Securities -- 24.7%
Collateralized Mortgage Obligations (CMO) -- 19.7%
Non-Accelerated Senior -- 1.3%
Bank of America Mortgage Securities, Ser. 2004-L, Class 1A1 (FRN)	4.215%	01/25/2035	$1,447,682	$1,432,856
Planned Amortization Class -- 13.4%
Citicorp Mortgage Securities, Inc., Ser. 2004-5, Class 1A29	4.750%	08/25/2034	1,758,530	1,720,852
FHLMC, Ser. 1669, Class G	6.500%	02/15/2023	19,897	19,861
FHLMC, Ser. 2736, Class DB	3.300%	11/15/2026	3,828,416	3,687,930
FHLMC, Ser. 2844, Class PR	5.000%	09/15/2017	4,379,059	4,376,601
FNMA, Ser. 2002-63, Class BK	5.500%	04/25/2031	1,459,449	1,467,436
FNMA, Ser. 2005-57, Class CK	5.000%	07/25/2035	2,495,762	2,485,721
Wells Fargo Mortgage-Backed Securities, Ser. 2004-K, Class 2A3 (FRN)	4.733%	07/25/2034	1,557,333	1,512,074
				15,270,475
Sequential -- 1.2%
FNMA, Ser. 2002-W2, Class AF5	6.000%	06/25/2032	1,419,919	1,419,678
Other CMO -- 3.8%
Bank of America Mortgage Securities, Ser. 2003-E, Class 2A2	4.350%	06/25/2033	555,070	547,005
Bank of America Mortgage Securities, Ser. 2005-2, Class 1A6	5.500%	03/25/2035	2,385,111	2,365,111
Structured Adjustable Rate Mortgage Loan, Ser. 2004-20, Class 1A1 (FRN)	5.072%	01/25/2035	1,479,282	1,473,735
				4,385,851
				22,508,860
Mortgage Pass-Through Securities -- 5.0%
FNMA Pool #725897	4.344%	09/01/2034	1,801,612	1,773,438
FNMA Pool #840667	5.143%	10/01/2035	3,903,786	3,891,587
				5,665,025
Total (Cost - $28,783,847)				28,173,885

FFTW Funds, Inc.

Limited Duration Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
U.S. Treasury Obligations -- 35.6%
U.S. Treasury Note	3.625%	04/30/2007	$14,000,000	$13,853,434
U.S. Treasury Note	4.000%	08/31/2007	13,500,000	13,410,347
U.S. Treasury Note	4.250%	10/31/2007	1,500,000	1,495,605
U.S. Treasury Note	3.750%	05/15/2008	12,000,000	11,829,372
Total (Cost - $40,733,507)				40,588,758
Short-Term Security -- 0.1%
U.S. Treasury Bill‡@	4.349%	06/22/2006	50,000	49,020
(Cost - $48,988)
Total Investments - 98.0% (Cost - $112,783,466)				111,640,132
Other Assets, Net of Liabilities - 2.0%				2,243,568
Net Assets - 100.0%				$113,883,700

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$38,459	$1,326,828	§	$(1,288,369	)§	$112,928,501	§

Summary of Abbreviations

FHLMC	Freddie Mac

FNMA	Fannie Mae

FRN	Floating Rate Note

‡  Interest rate shown represents yield to maturity at date of purchase.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

FFTW Funds, Inc.

Limited Duration Portfolio - Schedule of Investments (continued)

December 31, 2005

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Asset-Backed Securities	37.6%
U.S. Treasury Obligations	35.6
Mortgage-Backed Securities	24.7
Short-Term Security	0.1
Forward Foreign Exchange Contracts	0.0	*
Financial Futures Contracts	0.0	*
Other Assets, Net of Liabilities	2.0
	100.0%

*  Rounds to less than 0.1%.

See Notes to Financial Statements.

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Mortgage-Backed Securities -- 146.8%
Collateralized Mortgage Obligations (CMO) -- 27.2%
CMO Floater -- 19.6%
CMO Floater - FHLMC -- 4.1%
FHLMC, Ser. 2410, Class FY (FRN)	4.869%	02/15/2032	$852,738	$856,283
FHLMC, Ser. 2412, Class FP (FRN)	5.319%	02/15/2032	1,160,368	1,196,883
FHLMC, Ser. 2412, Class OF (FRN)	5.319%	12/15/2031	2,000,000	2,059,265
FHLMC, Ser. 2423, Class TF (FRN)	4.869%	07/15/2031	110,735	110,797
FHLMC, Ser. 2873, Class LF (FRN)	5.691%	03/15/2034	745,237	744,434
FHLMC, Ser. 2907, Class FG (FRN)	4.919%	12/15/2034	1,654,865	1,651,997
				6,619,659
CMO Floater - FNMA -- 7.1%
FNMA, Ser. 1994-61, Class FG (FRN)	5.906%	04/25/2024	1,253,719	1,296,567
FNMA, Ser. 2002-60, Class FH (FRN)	5.379%	08/25/2032	1,467,565	1,498,683
FNMA, Ser. 2002-62, Class FP (FRN)	5.579%	11/25/2032	1,250,000	1,306,834
FNMA, Ser. 2002-64, Class FA (FRN)	5.379%	07/25/2031	1,256,078	1,291,719
FNMA, Ser. 2002-65, Class FB (FRN)	5.379%	07/25/2032	1,758,779	1,775,447
FNMA, Ser. 2002-8, Class FA (FRN)	5.120%	03/18/2032	700,961	707,534
FNMA, Ser. 2003-133, Class F (FRN)	5.379%	05/25/2031	115,611	115,879
FNMA, Ser. 2003-16, Class NF (FRN)	4.829%	03/25/2018	3,503,864	3,530,198
				11,522,861
CMO Floater - Other -- 8.4%
Bank of America Mortgage Securities, Ser. 2003-10, Class 1A6 (FRN)	4.829%	01/25/2034	1,810,763	1,821,900
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 2A5 (FRN)	4.829%	09/25/2034	3,601,653	3,607,198
Countrywide Home Loans, Ser. 2003-3, Class A6 (FRN)	4.879%	04/25/2018	5,181,328	5,191,717
Credit Suisse First Boston, Ser. 2002-AR31, Class 5A1 (FRN)	5.735%	11/25/2032	1,280,482	1,282,058
First Horizon Mortgage Pass-Through Trust, Ser. 2004-FL1, Class 3A1 (FRN)	5.310%	02/25/2035	385,961	386,222
Master Asset Securitization Trust, Ser. 2004-6, Class 2A2 (FRN)	4.779%	06/26/2034	1,236,054	1,235,449
Structured Asset Securities Corp., Ser. 2002-NP1, Class A1, 144A (FRN)+◆	5.679%	08/25/2032	134,541	134,541
				13,659,085
				31,801,605

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Inverse Floating Rate -- 0.4%
FNMA, Ser. 2003-128, Class MS (FRN)	9.064%	01/25/2034	$363,424	$365,450
FNMA, Ser. 2003-77, Class DS (FRN)	3.273%	08/25/2033	406,961	356,929
				722,379
Planned Amortization Class -- 2.5%
FHLMC, Ser. 2386, Class PG	6.000%	09/15/2030	1,091,712	1,101,276
FHLMC, Ser. 2389, Class EH	6.000%	05/15/2030	1,496,436	1,505,331
FHLMC, Ser. 2435, Class EQ	6.000%	05/15/2031	1,000,000	1,015,941
GNMA, Ser. 1999-13, Class PC	6.000%	03/20/2028	373,571	373,707
				3,996,255
Sequential -- 0.8%
FHLMC, Ser. 2771, Class MQ	6.000%	03/15/2033	1,372,764	1,358,167
Z Bond -- 1.5%
FHLMC, Ser. 2196, Class BZ	7.500%	11/15/2029	426,123	441,568
FNMA, Ser. 1992-29, Class Z	8.000%	02/25/2022	105,724	108,807
FNMA, Ser. 1997-43, Class ZD	7.500%	06/17/2027	1,778,734	1,847,737
				2,398,112
Other CMO -- 2.4%
FHLMC, Ser. 42, Class C	9.000%	06/15/2020	676,973	693,379
Vendee Mortgage Trust, Ser. 1996-3, Class 1Z	6.750%	09/15/2026	3,088,697	3,212,663
				3,906,042
				44,182,560
Commercial Mortgage Backed Securities (CMBS) -- 10.6%
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PW10, Class A4	5.405%	12/11/2040	3,000,000	3,053,722
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A5	5.113%	07/15/2036	1,000,000	994,544
First Union-Lehman Brothers Commercial Mortgage, Ser. 1997-C2, Class A3	6.650%	11/18/2029	1,892,533	1,935,262

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Commercial Mortgage Backed Securities (CMBS) (continued)
GMAC Commercial Mortgage Securities Inc., Ser. 1999-C2, Class A1	6.570%	09/15/2033	$1,005,916	$1,009,984
Greenwich Capital Commercial Funding Corp, Ser. 2005-GG3, Class A4	4.799%	08/10/2042	1,000,000	974,312
GS Mortgage Securities Corp. II, Ser. 2004-GG2, Class A6 (FRN)	5.396%	08/10/2038	2,000,000	2,028,822
GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3	4.607%	07/10/2039	3,000,000	2,914,847
Lehman Brothers - UBS Commercial Mortgage Trust, Ser. 2005-C2, Class AJ	5.205%	04/15/2030	2,000,000	1,987,859
Master Seasoned Securities Trust, Ser. 2004-1, Class 30B1	6.500%	08/25/2032	1,248,829	1,256,785
Residential Accreditation Loans, Inc., Ser. 2003-A14, Class A1	4.750%	02/25/2019	1,131,356	1,100,598
				17,256,735
Mortgage Derivatives -- 6.8%
Interest Only (IO) -- 5.5%
IO - CMBS -- 0.9%
DLJ Commercial Mortgage Corp., Ser. 1998-CG1, Class S (FRN)#‡	8.244%	06/10/2031	562,660	561,177
First Union - Lehman Brothers - Bank of America, Ser. 1998-C2, Class IO#‡	8.503-10.519%	11/18/2035	487,007	525,262
Morgan Stanley Capital I, Ser. 1998-HF1, Class X#‡	10.792%	03/15/2030	259,944	268,663
				1,355,102
IO - PAC -- 0.7%
FHLMC, Ser. 2692, Class QI#‡	11.949%	05/15/2016	157,987	167,213
FHLMC, Ser. 2727, Class IO#‡	6.913%	06/15/2029	113,288	119,833
FHLMC, Ser. 2733, Class MI#‡	7.036%	06/15/2028	272,428	285,756
FNMA, Ser. 2003-59, Class IL#‡	7.898-8.526%	12/25/2031	356,624	396,039
FNMA, Ser. 2004-8, Class PI#‡	5.990%	08/25/2027	198,160	207,593
				1,176,434
IO - Strip -- 1.3%
FNMA Strip, Ser. 343, Class 1#‡	11.563%	09/01/2033	369,761	620,136
FNMA Strip, Ser. 356, Class 1#‡	9.944%	03/01/2035	843,892	816,071
FNMA Strip, Ser. 359, Class 7#‡	6.290%	06/01/2035	617,587	700,817
				2,137,024

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
IO - Veterans Administration (Vendee) -- 0.7%
Vendee Mortgage Trust, Ser. 1992-2, Class IO (FRN)#‡	3.908-16.679%	09/15/2022	$159,421	$194,773
Vendee Mortgage Trust, Ser. 1994-3A, Class 1IO (FRN)#‡	8.235-18.080%	09/15/2024	185,256	153,253
Vendee Mortgage Trust, Ser. 1996-1, Class 1IO (FRN)#‡	6.809-19.766%	02/15/2026	461,945	415,971
Vendee Mortgage Trust, Ser. 1996-2, Class 1IO (FRN)#‡	7.933-9.841%	06/15/2026	61,871	56,157
Vendee Mortgage Trust, Ser. 1997-1, Class IO (FRN)#‡	14.027%	02/15/2027	102,576	103,750
Vendee Mortgage Trust, Ser. 1998-2, Class 1IO (FRN)#‡	9.955%	06/15/2028	23,198	22,996
Vendee Mortgage Trust, Ser. 2000-1, Class 2IO (FRN)#‡	0.159-3.956%	01/15/2030	24,994	27,231
Vendee Mortgage Trust, Ser. 2001-2, Class IO (FRN)#‡	0.884-5.773%	02/15/2031	70,590	69,029
Vendee Mortgage Trust, Ser. 2002-2, Class IO (FRN)#‡	1.125%	01/15/2032	15,977	24,048
Vendee Mortgage Trust, Ser. 2002-3, Class IO (FRN)#‡	7.164%	08/15/2032	31,274	36,320
Vendee Mortgage Trust, Ser. 2003-1, Class IO (FRN)#‡	5.894%	11/15/2032	19,534	26,381
				1,129,909
Inverse IO -- 1.8%
FHLMC, Ser. 2594, Class DS (FRN)#‡	37.321%	12/15/2027	102,174	109,094
FHLMC, Ser. 2617, Class GS (FRN)#‡	10.156%	01/15/2029	49,389	65,200
FHLMC, Ser. 2716, Class SI (FRN)#‡	33.551%	10/15/2030	150,240	151,809
FHLMC, Ser. 2718, Class LS (FRN)#‡	48.512%	11/15/2029	85,905	93,952
FHLMC, Ser. 2764, Class SB (FRN)#‡	38.505%	03/15/2031	72,513	70,733
FHLMC, Ser. 2937, Class SU (FRN)#‡	23.231%	06/15/2023	123,394	106,334
FHLMC, Ser. 2975, Class SJ (FRN)#‡	21.134%	05/15/2035	476,231	464,801
FHLMC, Ser. 2990, Class JL (FRN)#‡	25.792%	03/15/2035	161,800	126,806
FHLMC, Ser. 2990, Class WI (FRN)#‡	17.404%	02/15/2035	281,998	291,288
FNMA, Ser. 2003-34, Class WS (FRN)#‡	20.602-26.720%	10/25/2029	353,220	291,948
FNMA, Ser. 2003-73, Class GS (FRN)#‡	19.753-34.003%	05/25/2031	332,131	325,727
FNMA, Ser. 2004-92, Class SQ (FRN)#‡	21.164-21.731%	05/25/2034	173,983	132,964
FNMA, Ser. 2005-21, Class BS (FRN)#‡	29.035%	07/25/2023	90,748	84,798
FNMA, Ser. 2005-7, Class SC (FRN)#‡	12.528%	02/25/2035	217,649	212,970
FNMA, Ser. 2005-99, Class A1#‡	15.225%	12/25/2035	492,563	439,779
				2,968,203
Other IO Security -- 0.1%
FHLMC, Ser. 2691, Class EO#‡	10.195-10.908%	10/15/2033	210,487	187,083
				8,953,755

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
Principal Only (PO) -- 1.3%
PO - Strip -- 0.6%
FNMA Strip, Ser. 333, Class 1#‡	3.835-15.413%	03/01/2033	$1,109,291	$1,021,126
PO - Support -- 0.3%
FHLMC, Ser. 2691, Class K0#‡	3.691%	10/15/2033	449,051	472,138
Other PO Securities -- 0.4%
FHLMC, Ser. 2736, Class BO#‡	2.392-3.035%	01/15/2034	327,957	343,495
FHLMC, Ser. 2856, Class KO#‡	4.383%	09/15/2034	150,839	147,944
FNMA, Ser. 2004-8, Class AO#‡	23.994%	09/25/2033	97,304	70,196
				561,635
				2,054,899
				11,008,654
Mortgage Pass-Through Securities (MPTS) -- 102.2%
MPTS - FHLMC -- 29.2%
FHLMC - Pools -- 20.5%
FHLMC Gold Pool #A12446	6.500%	08/01/2033	294,430	301,802
FHLMC Gold Pool #A13465	6.500%	09/01/2033	184,569	189,190
FHLMC Gold Pool #A14279	6.000%	10/01/2033	1,829,389	1,849,810
FHLMC Gold Pool #A14986	6.500%	11/01/2033	253,478	259,824
FHLMC Gold Pool #A18562	6.000%	02/01/2034	721,981	729,259
FHLMC Gold Pool #A18816	6.000%	02/01/2034	1,330,379	1,343,789
FHLMC Gold Pool #A27959	5.500%	11/01/2034	3,842,445	3,810,936
FHLMC Gold Pool #A33901	5.500%	03/01/2035	4,742,821	4,700,333
FHLMC Gold Pool #A33952	6.500%	04/01/2035	1,026,825	1,052,389
FHLMC Gold Pool #A41906	6.500%	01/01/2036	1,000,000	1,027,500
FHLMC Gold Pool #A41917	6.500%	01/01/2036	1,000,000	1,027,344
FHLMC Gold Pool #A45580	6.500%	06/01/2035	723,411	741,421
FHLMC Gold Pool #A47060	6.000%	09/01/2035	3,512,894	3,548,389
FHLMC Gold Pool #A47431	6.000%	10/01/2035	2,983,769	3,013,917
FHLMC Gold Pool #A47904	6.000%	12/01/2035	1,000,000	1,010,104
FHLMC Gold Pool #A47905	6.000%	12/01/2035	1,000,000	1,010,104

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
FHLMC - Pools (continued)
FHLMC Gold Pool #A48034	6.500%	11/01/2035	$2,000,000	$2,049,792
FHLMC Gold Pool #C66588	7.000%	04/01/2032	1,778,770	1,852,509
FHLMC Gold Pool #C79112	6.000%	05/01/2033	635,359	642,804
FHLMC Gold Pool #D85424	6.500%	01/01/2028	84,636	87,092
FHLMC Gold Pool #G01977	5.000%	12/01/2035	3,000,000	2,904,375
				33,152,683
FHLMC - TBA -- 8.7%
FHLMC Gold TBA	4.500%	01/01/2020	3,000,000	2,918,436
FHLMC Gold TBA	5.500%	01/01/2034	3,000,000	2,971,875
FHLMC Gold TBA	6.500%	01/01/2036	8,000,000	8,197,504
				14,087,815
				47,240,498
MPTS - FNMA -- 69.5%
FNMA - Pools -- 33.8%
FNMA Pool #252439	6.500%	05/01/2029	252,190	259,710
FNMA Pool #323979	6.500%	04/01/2029	93,252	96,060
FNMA Pool #340777	6.500%	03/01/2011	957	984
FNMA Pool #403646	6.500%	12/01/2027	135,364	139,480
FNMA Pool #407591	6.500%	12/01/2027	220,637	227,347
FNMA Pool #534616	6.000%	08/01/2029	939,664	951,608
FNMA Pool #637022	7.500%	03/01/2032	593,772	621,983
FNMA Pool #646091	7.000%	06/01/2032	1,027,147	1,071,891
FNMA Pool #646602	6.500%	07/01/2032	1,643,119	1,688,684
FNMA Pool #694310	6.000%	03/01/2033	287,742	291,712
FNMA Pool #711719	5.500%	06/01/2033	690,630	685,565
FNMA Pool #711736	5.500%	06/01/2033	1,385,362	1,375,202
FNMA Pool #725423	5.500%	05/01/2034	1,497,824	1,486,840
FNMA Pool #725424	5.500%	04/01/2034	7,296,383	7,242,875
FNMA Pool #725425	5.500%	04/01/2034	3,381,438	3,356,640
FNMA Pool #725705##	5.000%	08/01/2034	15,427,041	14,978,009
FNMA Pool #730699	6.000%	08/01/2033	3,649,385	3,687,487
FNMA Pool #737263	6.000%	09/01/2033	305,127	308,312
FNMA Pool #740238	6.000%	09/01/2033	812,370	820,852
FNMA Pool #741853	5.500%	09/01/2033	3,085,337	3,062,711
FNMA Pool #753235	6.500%	11/01/2033	232,835	238,898

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
FNMA - Pools (continued)
FNMA Pool #759249	4.500%	01/01/2019	$1,961,516	$1,913,100
FNMA Pool #766588	4.500%	03/01/2019	2,006,170	1,955,149
FNMA Pool #775294	5.500%	05/01/2034	2,979,863	2,953,537
FNMA Pool #790944	6.000%	09/01/2034	922,896	931,622
FNMA Pool #797676	6.000%	10/01/2035	1,931,844	1,950,157
FNMA Pool #825395	4.859%	07/01/2035	2,598,295	2,577,939
				54,874,354
FNMA - TBA -- 35.6%
FNMA TBA	5.500%	01/01/2018	10,000,000	10,059,380
FNMA TBA	4.500%	01/01/2020	9,000,000	8,755,308
FNMA TBA	4.500%	01/01/2035	8,000,000	7,532,496
FNMA TBA	5.500%	01/01/2035	15,000,000	14,850,000
FNMA TBA	5.000%	01/01/2036	15,000,000	14,531,250
FNMA TBA	6.500%	01/01/2036	2,000,000	2,050,625
				57,779,059
				112,653,413
MPTS - GNMA -- 3.5%
GNMA - Pools -- 3.5%
GNMA Pool #448338	7.500%	04/15/2031	317,962	334,366
GNMA Pool #475892	6.500%	07/15/2028	282,500	295,802
GNMA Pool #485773	7.000%	09/15/2031	385,565	404,805
GNMA Pool #533634	7.500%	04/15/2031	376,475	395,898
GNMA Pool #541332	7.000%	04/15/2031	177,036	185,871
GNMA Pool #541343	7.000%	04/15/2031	234,983	246,709
GNMA Pool #541344	7.500%	03/15/2031	79,329	83,422
GNMA Pool #544533	7.000%	05/15/2031	384,104	403,272
GNMA Pool #550976	7.000%	10/15/2031	883,265	927,341
GNMA Pool #552713	7.000%	08/15/2032	235,080	246,792
GNMA Pool #566574	7.000%	09/15/2031	1,344,175	1,411,250
GNMA Pool #566575	7.500%	09/15/2031	69,696	73,291
GNMA Pool #566613	7.000%	10/15/2031	623,514	654,628
				5,663,447
				163,557,358
Total (Cost - $238,220,717)				238,005,307

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
U.S. Treasury Obligation -- 0.5%
U.S. Treasury Note##	4.125%	05/15/2015	$800,000	$782,469
(Cost - $796,128)
	Strike Price	Expiration Date	Number of Contracts
Options on Futures -- 0.0%
U.S. 10-Year Note Futures, Call, January 2006	109.00	01/27/2006	15,000	11,718
U.S. 10-Year Note Futures, Call, January 2006	110.00	01/27/2006	10,000	2,969
Total (Cost - $12,276)				14,687
	Coupon Rate	Maturity	Face Amount
Short-Term Securities -- 0.7%
U.S. Treasury Bill‡	3.831%	03/16/2006	$1,100,000	1,091,397
U.S. Treasury Bill‡@	3.831-4.057%	06/22/2006	150,000	147,059
Total (Cost - $1,238,029)				1,238,456
Total Investments - 148.0% (Cost - $240,267,150)				240,040,919
Liabilities, Net of Other Assets - (48.0%)				(77,903,974)
Net Assets - 100.0%				$162,136,945

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$1,644,845	$1,913,848	§	$(269,003	)§	$240,309,922	§

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

Summary of Abbreviations

FHLMC	Freddie Mac

FNMA	Fannie Mae

FRN	Floating Rate Note

GNMA	Ginnie Mae

TBA	To Be Announced - Security is subject to delayed delivery.

Vendee	Veterans Administration

Z Bond	A bond on which interest accrues but is not currently paid to the investor but rather added to the principal balance, becoming payable upon satisfaction of all prior bond classes. The security is currently paying interest.

+  Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, this security was valued at $134,541 or 0.1% of net assets. The Board of Directors has deemed this security to be illiquid.

w  Illiquid security, which represents 0.1% of net assets.

#  Face amount shown represents amortized cost.

‡  Interest rate shown represents yield to maturity at date of purchase.

##  Security, or portion thereof, is held as collateral for open reverse repurchase agreements.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Mortgage-Backed Portfolio - Schedule of Investments (continued)

December 31, 2005

Securities Sold Short	Coupon Rate	Maturity	Face Amount	Value†
Mortgage-Backed Securities -- (1.2%)
FHLMC TBA (Proceeds - $2,011,875)	6.000%	01/01/2036	$(2,000,000)	$(2,020,624)

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Mortgage Pass-Through Securities	102.2%
Collateralized Mortgage Obligations	27.2
Commercial Mortgage-Backed Securities	10.6
Mortgage Derivatives	6.8
Short-Term Securities	0.7
U.S. Treasury Obligation	0.5
Swaps	0.0 *
Financial Futures Contracts	(0.0)*
Options on Futures	0.0 *
Securities Sold Short	(1.2)
Liabilities, Net of Other Assets	(46.8)
100.0%

*  Rounds to less than 0.1% or (0.1%).

See Notes to Financial Statements.

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Asset-Backed Securities (ABS) -- 10.5%
Credit Cards -- 1.0%
Chester Asset Receivables Dealings plc, Deal 11, Ser. A (United Kingdom)	6.125%	10/15/2010	EUR	900,000	$1,197,379
Home Equity Loans - Floating Rate -- 4.7%
Centex Home Equity, Ser. 2005-A, Class AV2 (FRN)	4.579%	07/25/2034		2,750,000	2,752,222
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class A3 (FRN)	4.679%	02/25/2034		477,579	477,968
Novastar Home Equity Loan, Ser. 2003-1, Class A1 (FRN)	4.759%	05/25/2033		167,320	167,658
Residential Asset Mortgage Products, Inc., Ser. 2003-RZ5, Class AV (FRN)	4.709%	12/25/2033		920,471	921,612
Residential Asset Mortgage Products, Inc., Ser. 2004-RS4, Class A2B1 (FRN)	4.639%	04/25/2034		1,117,923	1,119,407
Residential Asset Securities Corp., Ser. 2003-KS7, Class AIIB (FRN)	4.699%	09/25/2033		259,594	259,885
					5,698,752
Loan Obligation -- 2.2%
Shinsei Funding SPC, Ser. 2001-2X, Class A, Reg S (FRN) (Japan)	0.414%	10/25/2008	JPY	320,000,000	2,713,886
Other ABS -- 2.6%
Interstar Millennium Trust, Ser. 2005-1G, Class A (FRN)	4.577%	12/08/2036		1,031,010	1,030,989
Interstar Millennium Trust, Ser. 2005-2L, Class A1, 144A (FRN)+	4.376%	07/27/2038		388,396	388,473
Life Funding Co., Ser. 2001-1A, Class A1, 144A (FRN) (Cayman Islands)+	0.448%	10/14/2008	JPY	17,844,000	149,863
Locat Securitisation Vehicle, Ser. 2004-2, Class A (FRN) (Italy)	2.632%	12/12/2024	EUR	1,400,000	1,654,095
					3,223,420
Total (Cost - $12,653,541)					12,833,437
Corporate Obligations -- 10.6%
Beverage -- 0.5%
Mitchells & Butlers Finance Ser. C1 (United Kingdom)	6.469%	09/15/2030	GBP	300,000	594,854

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Capital Goods -- 0.8%
Aerospace/Defense -- 0.5%
BAE Systems Holdings Inc., 144A+	4.750%	08/15/2010		100,000	$98,209
EADS Finance BV (EMTN) (Netherlands)	4.625%	03/03/2010	EUR	390,000	482,268
					580,477
Diversified Manufacturing -- 0.3%
Hutchison Whampoa International Ltd., 144A (Cayman Islands)+	5.450%	11/24/2010		350,000	352,856
					933,333
Communications -- 1.4%
Media - Cable -- 0.8%
Comcast Cable Communications	6.375%	01/30/2006		1,000,000	1,001,230
Telecommunications - Wirelines -- 0.6%
Telecom Italia Capital◆	4.875%	10/01/2010		570,000	558,822
Telecom Italia Finance SA (EMTN) (Italy)	6.125%	04/20/2006	EUR	139,000	165,489
					724,311
					1,725,541
Energy -- 0.1%
Petronas Capital Ltd., Reg S (Malaysia)	6.375%	05/22/2009	EUR	100,000	129,270
Finance -- 7.0%
Banking -- 5.1%
Barclays Bank plc (United Kingdom)	5.750%	03/08/2011	EUR	620,000	812,851
BES Finance Ltd. (EMTN) (Cayman Islands)	6.250%	05/17/2011	EUR	290,000	385,048
Danske Bank A/S (EMTN) (FRN) (Denmark)	5.125%	11/12/2012	EUR	170,000	213,284
HBOS plc (EMTN) (United Kingdom)	5.500%	07/27/2009	EUR	110,000	139,451
HSBC Finance Corp.	4.625%	09/15/2010		980,000	959,842
Mizuho Finance, Reg S (FRN) (Cayman Islands)	4.750%	04/15/2014	EUR	330,000	404,592
Nordea Bank Finland plc, Reg S (FRN) (Finland)	5.750%	03/26/2014	EUR	700,000	886,342
Rabobank Capital Funding Trust III, 144A (FRN)+*	5.254%	10/21/2016		710,000	696,174

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Banking (continued)
RBS Capital Trust I (FRN)*	4.709%	07/01/2013		330,000	$313,645
San Paolo IMI (EMTN) (Italy)	6.375%	04/06/2010	EUR	260,000	343,259
Sumitomo Mitsui Banking (FRN) (Japan)	4.375%	10/27/2014	EUR	180,000	218,699
Svenska Handelsbanken (Sweden)	5.500%	03/07/2011	EUR	200,000	237,010
Svenska Handelsbanken (Sweden)	5.125%	12/28/2011	EUR	200,000	240,935
UBS Preferred Funding Trust I (FRN)*	8.622%	10/01/2010		330,000	377,490
					6,228,622
Brokerage -- 1.4%
Morgan Stanley	4.000%	01/15/2010		1,740,000	1,673,762
Media-Non Cable -- 0.1%
Pearson Dollar Finance plc, 144A (United Kingdom)+	4.700%	06/01/2009		190,000	186,904
Non-Captive Consumer -- 0.4%
HSBC Finance Corp. (United States)	5.875%	03/31/2008	EUR	200,000	249,738
MBNA Europe Funding plc (EMTN) (United Kingdom)	4.500%	01/23/2009	EUR	190,000	232,132
					481,870
					8,571,158
Utilities -- 0.8%
Dominion Resources Inc.	4.750%	12/15/2010		230,000	224,778
Nisource Finance Corp.	7.875%	11/15/2010		460,000	509,666
Southern Power Co.	4.875%	07/15/2015		280,000	268,232
					1,002,676
Total (Cost - $13,016,877)					12,956,832
Mortgage-Backed Securities -- 21.0%
Collateralized Mortgage Obligation -- 0.7%
FNMA, Ser. 2005-29, Class AD	4.500%	08/25/2034		900,000	882,595
Mortgage Pass-Through Security -- 3.2%
FNMA TBA	5.000%	01/01/2036		4,000,000	3,875,000

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

			Shares		Value†
Mutual Fund -- 16.1%
FFTW Mortgage-Backed Portfolio (1)				1,967,230	$19,691,968
	Coupon Rate	Maturity	Face Amount (a)
Non-U.S. Residential Mortgage-Backed Securities -- 1.0%
Delphinus BV, Ser. 2004-II, Class A (FRN) (Netherlands)	2.573%	11/25/2090	EUR	500,000	589,775
Dutch Mortgage Backed Securities BV, Ser. 2000-1, Class A2 (FRN) (Netherlands)	5.875%	12/02/2076	EUR	500,000	610,830
					1,200,605
Total (Cost - $25,493,995)					25,650,168
Sovereign Obligations -- 41.4%
Denmark -- 0.8%
Kingdom of Denmark	7.000%	11/10/2024	DKK	4,400,000	1,023,690
France -- 10.2%
France O.A.T.	5.500%	04/25/2010	EUR	740,000	958,908
France O.A.T.	4.000%	04/25/2014	EUR	6,590,000	8,194,792
France O.A.T.	4.000%	10/25/2014	EUR	1,030,000	1,282,421
France O.A.T.	5.750%	10/25/2032	EUR	1,230,000	1,985,150
					12,421,271
Germany -- 5.0%
Bundesrepublik Deutschland, Ser. 99	3.750%	01/04/2009	EUR	5,110,000	6,168,544
Iceland -- 1.7%
Housing Finance Fund	3.750%	04/15/2034	ISK	33,048,681	502,432
Housing Finance Fund	3.750%	06/15/2044	ISK	102,257,136	1,544,892
					2,047,324
Japan -- 5.3%
Japanese Government Bond, Ser. 246	0.800%	12/20/2012	JPY	1,000,000	8,266
Japanese Government Bond, Ser. 248	0.700%	03/20/2013	JPY	90,000,000	736,367

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Japan (continued)
Japanese Government Bond, Ser. 256	1.400%	12/20/2013	JPY	280,000,000	$2,391,318
Japanese Government Bond, Ser. 72	2.100%	09/20/2024	JPY	218,000,000	1,887,925
Japanese Government CPI Linked Bond	0.800%	09/10/2015	JPY	176,704,000	1,506,543
					6,530,419
Mexico -- 1.6%
Mexican Fixed Rate Bonds, Ser. M20	10.000%	12/05/2024	MXN	11,020,000	1,171,030
Mexican Fixed Rate Bonds, Ser. MI10	8.000%	12/19/2013	MXN	7,200,000	667,298
Mexican Fixed Rate Bonds, Ser. MI10	9.500%	12/18/2014	MXN	800,000	80,928
					1,919,256
Netherlands -- 1.9%
Netherlands Government	7.500%	01/15/2023	EUR	1,320,000	2,348,276
New Zealand -- 2.0%
New Zealand Government Indexed-Linked Bond	4.500%	02/15/2016	NZD	2,630,000	2,412,999
New Zealand Government, Ser. 1111	6.000%	11/15/2011	NZD	60,000	41,343
					2,454,342
Supranational -- 0.2%
European Investment Bank	5.500%	12/07/2009	GBP	118,000	210,239
Sweden -- 4.4%
Swedish Government Bond, Ser. 1037	8.000%	08/15/2007	SEK	6,100,000	831,539
Swedish Government Bond, Ser. 1044	3.500%	04/20/2006	SEK	36,000,000	4,544,669
					5,376,208
United Kingdom -- 6.6%
U.K. Treasury Bond	4.750%	06/07/2010	GBP	2,250,000	3,953,001
U.K. Treasury Bond	5.000%	09/07/2014	GBP	1,830,000	3,343,347
U.K. Treasury Bond	4.250%	12/07/2055	GBP	400,000	742,460
					8,038,808

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)	Value†
United States -- 1.7%
U.S. Treasury Bond	7.625%	02/15/2025	460,000	$633,830
U.S. Treasury Inflation-Indexed Bond	2.375%	01/15/2025	567,663	598,086
U.S. Treasury Note	4.000%	02/15/2015	900,000	872,578
				2,104,494
Total (Cost - $50,908,220)				50,642,871
			Shares
Short-Term Securities -- 15.4%
Mutual Fund -- 8.1%
FFTW U.S. Short-Term Portfolio (1)			1,069,431	9,945,708
			Face Amount (a)
Time Deposits -- 6.5%
Dresdner Bank Time Deposit	4.050%	01/03/2006	4,000,000	4,000,000
Societe Generale Time Deposit	4.000%	01/03/2006	4,000,000	4,000,000
				8,000,000
U.S. Treasury Obligation -- 0.8%
U.S. Treasury Bill‡@	4.256%	05/18/2006	940,000	925,658
Total (Cost - $18,876,630)				18,871,366
Total Investments - 98.9% (Cost - $120,949,263)				120,954,674
Other Assets, Net of Liabilities - 1.1%				1,302,458
Net Assets - 100.0%				$122,257,132

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$3,084,063	$4,187,674	§	$(1,103,611	)§	$122,058,285	§

FFTW Funds, Inc.

Worldwide Portfolio - Schedule of Investments (continued)

December 31, 2005

Summary of Abbreviations

CPI	Consumer Price Index

DKK	Danish Krone

EMTN	Euro Medium-Term Note

EUR	European Monetary Unit (Euro)

FNMA	Fannie Mae

FRN	Floating Rate Note

GBP	Great Britain Pound

ISK	Icelandic Krona

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)

SEK	Swedish Krona

TBA	To Be Announced - Security is subject to delayed delivery.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.

+  Securities exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities were valued at $1,872,479, or 1.5% of net assets. The Board of Directors has deemed these securities to be liquid.

w  Illiquid security, which represents 0.5% of net assets.

*  Perpetual bond. Maturity date shown is next call date.

(1)  Affiliated Issuer.

‡  Interest rate shown represents yield to maturity at date of purchase.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Sovereign Obligations	41.4%
Mortgage-Backed Securities	21.0
Short-Term Securities	15.4
Corporate Obligations	10.6
Asset-Backed Securities	10.5
Financial Futures Contracts	0.2
Forward Foreign Exchange Contracts	(0.2)
Other Assets, Net of Liabilities	1.1
100.0%

See Notes to Financial Statements.

FFTW Funds, Inc.

Worldwide Core Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Asset-Backed Security -- 1.9%
Discover Card Master Trust I, Ser. 2001-2, Class A (FRN)	4.530%	07/15/2008		300,000	$300,023
(Cost - $300,079)
Corporate Obligations -- 5.5%
Capital Goods -- 0.7%
Aerospace/Defense -- 0.3%
EADS Finance BV (EMTN) (Netherlands)	4.625%	03/03/2010	EUR	40,000	49,463
Diversified Manufacturing -- 0.4%
Hutchison Whampoa International Ltd., 144A (Cayman Islands)+	5.450%	11/24/2010		60,000	60,490
					109,953
Communications -- 1.2%
Telecom Italia Finance SA (EMTN) (Italy)	6.125%	04/20/2006	EUR	79,000	94,055
Telefonos De Mexico SA (Mexico)	4.750%	01/27/2010		106,000	104,134
					198,189
Finance -- 2.8%
Banking -- 1.5%
Mizuho Finance, Reg S (FRN) (Cayman Islands)	4.750%	04/15/2014	EUR	40,000	49,042
Nordea Bank Finland plc, Reg S (FRN) (Finland)	5.750%	03/26/2014	EUR	50,000	63,310
RBS Capital Trust I (FRN) *	4.709%	07/01/2013		50,000	47,522
San Paolo IMI (EMTN) (Italy)	6.375%	04/06/2010	EUR	60,000	79,214
					239,088
Credit Finance - REIT -- 0.5%
Istar Financial Inc.	5.150%	03/01/2012		80,000	77,476
Insurance -- 0.8%
Chubb Corp.	4.934%	11/16/2007		120,000	119,921
					436,485

FFTW Funds, Inc.

Worldwide Core Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Utilities -- 0.8%
Electric -- 0.3%
Southern Power Co.	4.875%	07/15/2015		50,000	$47,899
Other Utilities -- 0.5%
United Utility Water plc (United Kingdom)	4.875%	03/18/2009	EUR	30,000	37,163
Veolia Environnement (EMTN) (France)	5.875%	06/27/2008	EUR	30,000	37,652
					74,815
					122,714
Total (Cost - $820,998)					867,341
			Shares
Mortgage-Backed Securities -- 22.8%
Mutual Fund -- 16.3%
FFTW Mortgage-Backed Portfolio (1)				255,141	2,553,962
			Face Amount (a)
Mortgage Pass-Through Security -- 6.5%
FHLMC Gold TBA	6.500%	01/01/2036		1,000,000	1,024,688
(Cost - $3,574,088)					3,578,650
Sovereign Obligations -- 54.8%
France -- 17.1%
France O.A.T.	5.750%	10/25/2032	EUR	580,000	936,087
France O.A.T. Index-Linked Bond	4.000%	04/25/2009	EUR	1,430,000	1,741,391
					2,677,478
Germany -- 6.4%
Bundesrepublic Deutschland	3.750%	01/04/2015	EUR	820,000	1,002,119

FFTW Funds, Inc.

Worldwide Core Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Iceland -- 1.4%
Housing Finance Fund	3.750%	04/15/2034	ISK	5,054,504	$76,843
Housing Finance Fund	3.750%	06/15/2044	ISK	9,832,417	148,547
					225,390
Japan -- 7.9%
Japanese Government Bond, Ser. 246	0.800%	12/20/2012	JPY	35,000,000	289,303
Japanese Government Bond, Ser. 248	0.700%	03/20/2013	JPY	31,000,000	253,638
Japanese Government Bond, Ser. 256	1.400%	12/20/2013	JPY	29,000,000	247,672
Japanese Government Bond, Ser. 72	2.100%	09/20/2024	JPY	30,000,000	259,806
Japanese Government CPI Linked Bond	0.800%	09/10/2015	JPY	22,088,000	188,318
					1,238,737
Mexico -- 2.1%
Mexican Fixed Rate Bonds, Ser. MI10	9.500%	12/18/2014	MXN	2,500,000	252,899
United Mexican States	9.875%	02/01/2010		60,000	70,380
					323,279
New Zealand -- 1.3%
New Zealand Government Indexed-Linked Bond	4.500%	02/15/2016	NZD	230,000	211,023
Supranational -- 0.3%
European Investment Bank	5.500%	12/07/2009	GBP	24,000	42,761
United Kingdom -- 8.0%
U.K. Treasury Bond	4.750%	06/07/2010	GBP	300,000	527,067
U.K. Treasury Bond	4.750%	09/07/2015	GBP	130,000	234,600
U.K. Treasury Bond	8.000%	12/07/2015	GBP	10,000	22,648
U.K. Treasury Bond	4.750%	12/07/2038	GBP	190,000	373,446
U.K. Treasury Bond	4.250%	12/07/2055	GBP	50,000	92,807
					1,250,568

FFTW Funds, Inc.

Worldwide Core Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)	Value†
United States -- 10.3%
U.S. Treasury Bond	5.375%	02/15/2031	500,000	$561,640
U.S. Treasury Inflation-Indexed Bond	2.375%	01/15/2025	52,943	55,780
U.S. Treasury Inflation-Indexed Bond	3.375%	04/15/2032	1,122	1,464
U.S. Treasury Note	3.750%	05/15/2008	250,000	246,445
U.S. Treasury Note	4.125%	05/15/2015	700,000	684,660
U.S. Treasury Note	6.250%	05/15/2030	60,000	74,517
				1,624,506
Total (Cost - $8,687,685)				8,595,861
			Shares
Short-Term Securities -- 5.5%
Mutual Fund -- 2.6%
FFTW U.S. Short-Term Portfolio (1)			44,153	410,623
			Face Amount (a)
Time Deposit -- 2.6%
Societe Generale Time Deposit	4.000%	01/03/2006	400,000	400,000
U.S. Treasury Obligation -- 0.3%
U.S. Treasury Bill‡@	4.256%	05/18/2006	50,000	49,237
Total (Cost - $859,827)				859,860
Total Investments - 90.5% (Cost - $14,242,677)				14,201,735
Other Assets, Net of Liabilities - 9.5%				1,490,927
Net Assets - 100.0%				$15,692,662

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$142,873	$353,667	§	$(210,794	)§	$14,412,529	§

FFTW Funds, Inc.

Worldwide Core Portfolio - Schedule of Investments (continued)

December 31, 2005

Summary of Abbreviations

CPI	Consumer Price Index

EMTN	Euro Medium-Term Note

EUR	European Monetary Unit (Euro)

FHLMC	Freddie Mac

FRN	Floating Rate Note

GBP	Great Britain Pound

ISK	Icelandic Krona

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

O.A.T	Obligation Assimilable du Tresor (French government long-term debt instrument)

REIT	Real Estate Investment Trust

TBA	To Be Announced - Security is subject to delayed delivery.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.

+  Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, this security was valued at $60,490 or 0.4% of net assets. The Board of Directors has deemed this security to be liquid.

*  Perpetual bond. Maturity date shown is next call date.

(1)  Affiliated Issuer.

‡  Interest rate shown represents yield to maturity at date of purchase.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Sovereign Obligations	54.8%
Mortgage-Backed Securities	22.8
Corporate Obligations	5.5
Short-Term Securities	5.5
Asset-Backed Security	1.9
Forward Foreign Exchange Contracts	1.0
Financial Futures Contracts	0.0 *
Other Assets, Net of Liabilities	8.5
100.0%

*  Rounds to less than 0.0%.

See Notes to Financial Statements.

FFTW Funds, Inc.

International Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Asset-Backed Securities (ABS) -- 8.8%
Credit Cards -- 6.7%
Chase Credit Card Master Trust, Ser. 1998-4, Class A (United States)	5.000%	08/15/2008	EUR	656,775	$809,247
Citibank Credit Card Issuance Trust (United States)	5.375%	04/11/2011	EUR	650,000	840,251
MBNA Credit Card Master Note Trust, Ser. 2002-A2, Class A (United States)	5.600%	07/17/2014	EUR	1,100,000	1,453,130
MBNA Credit Card Master Note Trust, Ser. 2004-A1 (United States)	4.500%	01/17/2014	EUR	1,000,000	1,264,453
Sherwood Castle Funding plc, Ser. 2003-1, Class A (FRN) (United Kingdom)	2.601%	08/15/2008	EUR	500,000	592,631
					4,959,712
Home Equity Loans -- 0.7%
Ace Securities Corp., Ser. 2001-HE1, Class A (FRN)	4.740%	11/20/2031		107,238	107,277
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2002-2, Class 2A1 (FRN)	4.629%	05/25/2032		100,976	101,103
Novastar Home Equity Loan, Ser. 2001-2, Class A3 (FRN)	4.639%	09/25/2031		197,762	197,750
Option One Mortgage Loan Trust, Ser. 2003-2, Class A2 (FRN)	4.679%	04/25/2033		139,707	139,900
					546,030
Other ABS -- 1.4%
ABF Finance Srl, Ser. 1, Class A (FRN) (Italy)	2.604%	08/01/2013	EUR	428,795	507,100
Life Funding Co., Ser. 2001-1A, Class A1, 144A (FRN) (Cayman Islands)+	0.448%	10/14/2008	JPY	11,896,000	99,909
Lombarda Lease Finance Srl, Ser. 2, Class A (FRN) (Italy)	2.600%	10/30/2015	EUR	356,353	422,248
					1,029,257
Total (Cost - $6,453,929)					6,534,999
Corporate Obligations -- 4.8%
Capital Goods -- 0.3%
EADS Finance BV (EMTN) (Netherlands)	4.625%	03/03/2010	EUR	170,000	210,219
Consumer Non - Cyclical -- 0.2%
Imperial Tobacco Finance (EMTN) (United Kingdom)	6.250%	06/06/2007	EUR	140,000	172,198

FFTW Funds, Inc.

International Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Energy -- 0.2%
Petronas Capital Ltd., Reg S (Malaysia)	6.375%	05/22/2009	EUR	100,000	$129,270
Finance -- 1.8%
Banking -- 1.8%
HBOS plc (EMTN) (United Kingdom)	5.500%	07/27/2009	EUR	360,000	456,384
HBOS plc (EMTN) (United Kingdom)	5.500%	10/29/2012	EUR	350,000	462,100
RBS Capital Trust A (FRN) (United Kingdom)*	6.467%	06/30/2012	EUR	180,000	244,485
Skandinaviska Enskilda (Sweden)	4.125%	05/28/2015	EUR	170,000	206,050
					1,369,019
Utilities -- 2.3%
Electric -- 1.1%
E.ON International Finance BV (MTN) (Netherlands)	5.750%	05/29/2009	EUR	650,000	828,726
Other Utilities -- 1.2%
United Utility Water plc (United Kingdom)	4.875%	03/18/2009	EUR	340,000	421,179
Veolia Environnement (EMTN) (France)	5.875%	06/27/2008	EUR	340,000	426,728
					847,907
					1,676,633
Total (Cost - $3,126,832)					3,557,339
Mortgage-Backed Securities -- 6.9%
Collateralized Mortgage Obligation -- 1.1%
Residential Accreditation Loans, Inc., Ser. 2004-QS10, Class A3 (FRN)	4.879%	07/25/2034		794,249	796,010
Non-U.S. Residential Mortgage-Backed Securities -- 5.8%
Arena BV, Ser. 2003-I, Class A2 (FRN) (Netherlands)	4.300%	05/19/2055	EUR	1,000,000	1,232,477
Delphinus BV, Ser. 2003-1, Class A2, Reg S (FRN) (Netherlands)	4.122%	04/25/2093	EUR	1,000,000	1,213,742

FFTW Funds, Inc.

International Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Non-U.S. Residential Mortgage-Backed Securities (continued)
Dutch Mortgage Backed Securities BV, Ser. 2000-1, Class A2 (FRN) (Netherlands)	5.875%	12/02/2076	EUR	500,000	$610,830
Saecure BV, Ser. A2 (FRN) (Netherlands)	5.710%	11/25/2007	EUR	500,000	617,222
Seashell Securities plc, Ser. II, Class A (FRN) (Italy)	2.486%	07/25/2028	EUR	559,779	663,688
					4,337,959
Total (Cost - $4,936,404)					5,133,969
Sovereign Obligations -- 58.7%
Austria -- 5.2%
Republic of Austria	4.000%	07/15/2009	EUR	3,150,000	3,839,828
France -- 4.1%
France O.A.T.	4.000%	10/25/2014	EUR	2,480,000	3,087,772
Germany -- 5.7%
Bundesschatzanweisungen	2.500%	09/22/2006	EUR	3,620,000	4,264,847
Iceland -- 1.6%
Housing Finance Fund	3.750%	04/15/2034	ISK	41,019,246	623,607
Housing Finance Fund	3.750%	06/15/2044	ISK	35,298,377	533,285
					1,156,892
Italy -- 3.5%
Buoni Poliennali del Tesoro	5.750%	02/01/2033	EUR	1,670,000	2,591,367
Japan -- 12.0%
Japan Finance Corp. for Municipal Enterprises	1.550%	02/21/2012	JPY	250,000,000	2,174,049
Japanese Government Bond, Ser. 256	1.400%	12/20/2013	JPY	458,000,000	3,911,513
Japanese Government Bond, Ser. 72	2.100%	09/20/2024	JPY	221,000,000	1,913,905
Japanese Government CPI Linked Bond	0.800%	09/10/2015	JPY	114,456,000	963,407
					8,962,874

FFTW Funds, Inc.

International Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Mexico -- 1.7%
Mexican Fixed Rate Bonds, Ser. M20	10.000%	12/05/2024	MXN	7,290,000	$774,665
Mexican Fixed Rate Bonds, Ser. MI10	8.000%	12/19/2013	MXN	4,600,000	426,329
Mexican Fixed Rate Bonds, Ser. MI10	9.500%	12/18/2014	MXN	500,000	50,580
					1,251,574
Netherlands -- 4.7%
Netherlands Government	7.500%	01/15/2023	EUR	1,990,000	3,540,205
New Zealand -- 2.7%
New Zealand Government, Ser. 709	7.000%	07/15/2009	NZD	2,850,000	2,005,169
Sweden -- 5.3%
Swedish Government Bond, Ser. 1043	5.000%	01/28/2009	SEK	29,650,000	3,945,708
United Kingdom -- 9.0%
U.K. Treasury Bond	4.750%	06/07/2010	GBP	1,500,000	2,635,334
U.K. Treasury Bond	5.000%	09/07/2014	GBP	980,000	1,790,426
U.K. Treasury Bond	4.750%	12/07/2038	GBP	840,000	1,651,026
U.K. Treasury Bond	4.250%	12/07/2055	GBP	350,000	649,653
					6,726,439
United States -- 3.2%
U.S. Treasury Bond	7.625%	02/15/2025		1,510,000	2,080,615
U.S. Treasury Inflation-Indexed Bond	2.375%	01/15/2025		318,031	335,075
					2,415,690
Total (Cost - $45,809,627)					43,788,365
Short-Term Securities -- 14.4%
Time Deposits -- 9.4%
Dresdner Bank Time Deposit	4.050%	01/03/2006		3,500,000	3,500,000
Societe Generale Time Deposit	4.000%	01/03/2006		3,500,000	3,500,000
					7,000,000

FFTW Funds, Inc.

International Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)	Value†
U.S. Treasury Obligations -- 5.0%
U.S. Treasury Bill‡	3.980%	02/16/2006	3,000,000	$2,986,005
U.S. Treasury Bill‡@	4.256%	05/18/2006	800,000	787,795
				3,773,800
Total (Cost - $10,772,203)				10,773,800
Total Investments - 93.6% (Cost - $71,098,995)				69,788,472
Other Assets, Net of Liabilities - 6.4%				4,801,012
Net Assets - 100.0%				$74,589,484

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$1,352,844	$3,243,464	§	$(1,890,620	)§	$71,679,092	§

Summary of Abbreviations

CPI   Consumer Price Index

EMTN  Euro Medium-Term Note

EUR   European Monetary Unit (Euro)

FRN   Floating Rate Note

GBP   Great Britain Pound

ISK   Icelandic Krona

JPY   Japanese Yen

MTN   Medium-Term Note

MXN   Mexican Peso

NZD   New Zealand Dollar

O.A.T.   Obligation Assimilable du Tresor (French government long-term debt instrument)

SEK   Swedish Krona

(a)  Face amount shown in U.S. dollars unless otherwise indicated.

+  Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, this security was valued at $99,909, or 0.1% of net assets. The Board of Directors has deemed this security to be liquid.

*  Perpetual bond. Maturity date shown is next call date.

‡  Interest rate shown represents yield to maturity at date of purchase.

@  Security, or portion thereof, is held in a margin account as collateral for open financial futures contracts.

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

FFTW Funds, Inc.

International Portfolio - Schedule of Investments (continued)

December 31, 2005

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Sovereign Obligations	58.7%
Short-Term Securities	14.4
Asset-Backed Securities	8.8
Mortgage-Backed Securities	6.9
Corporate Obligations	4.8
Financial Futures Contracts	0.1
Forward Foreign Exchange Contracts	(0.4)
Other Assets, Net of Liabilities	6.7
100.0%

See Notes to Financial Statements.

FFTW Funds, Inc.

U.S. Inflation-Indexed Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount	Value†
U.S. Treasury Inflation-Indexed Bond -- 27.3%
U.S. Treasury Inflation-Indexed Bond	2.375%	01/15/2025	$28,106,890	$29,613,244
U.S. Treasury Inflation-Indexed Notes -- 52.4%
U.S. Treasury Inflation-Indexed Note	0.875%	04/15/2010	2,491,723	2,368,791
U.S. Treasury Inflation-Indexed Note	3.000%	07/15/2012	15,032,168	15,896,517
U.S. Treasury Inflation-Indexed Note	2.000%	01/15/2014	38,783,921	38,583,942
U.S. Treasury Inflation-Indexed Note	2.000%	07/15/2014	8,453	8,411
				56,857,661
U.S. Treasury Obligations -- 19.2%
U.S. Treasury Note	3.125%	01/31/2007	12,300,000	12,127,997
U.S. Treasury Note	3.500%	02/15/2010	8,940,000	8,647,358
				20,775,355
Total Investments - 98.9% (Cost - $108,403,711)				107,246,260
Other Assets, Net of Liabilities - 1.1%				1,175,542
Net Assets - 100.0%				$108,421,802

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$359,486	$2,392,565	§	$(2,033,079	)§	$109,279,339	§

†  See securities valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
U.S. Treasury Inflation-Indexed Notes	52.4%
U.S. Treasury Inflation-Indexed Bond	27.3
U.S. Treasury Obligations	19.2
Other Assets, Net of Liabilities	1.1
100.0%

See Notes to Financial Statements.

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio - Schedule of Investments

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
Sovereign Index-Linked Obligations -- 90.8%
Australia -- 0.7%
Australian Index-Linked Bond	4.000%	08/20/2020	AUD	120,000	$134,779
Canada -- 2.8%
Canadian Government Index-Linked Bond	4.000%	12/01/2031	CAD	47,281	62,736
Canadian Government Index-Linked Bond	3.000%	12/01/2036	CAD	419,512	497,205
					559,941
France -- 10.1%
France O.A.T. Index-Linked Bond	3.000%	07/25/2012	EUR	1,128,681	1,492,161
France O.A.T. Index-Linked Bond	3.150%	07/25/2032	EUR	297,926	491,398
					1,983,559
Japan -- 2.0%
Japanese Government CPI Linked Bond	0.800%	09/10/2015	JPY	46,184,000	393,755
New Zealand -- 2.1%
New Zealand Government Indexed-Linked Bond	4.500%	02/15/2016	NZD	440,000	403,696
Sweden -- 3.8%
Swedish Government Index-Linked Bond	4.000%	12/01/2008	SEK	1,831,863	248,329
Swedish Government Index-Linked Bond	4.000%	12/01/2020	SEK	1,947,074	320,269
Swedish Government Index-Linked Bond	3.500%	12/01/2028	SEK	1,102,199	185,814
					754,412
United Kingdom -- 15.5%
U.K. Index-Linked Treasury Stock	2.500%	05/20/2009	GBP	166,000	712,306
U.K. Index-Linked Treasury Stock	2.500%	08/16/2013	GBP	80,000	316,294
U.K. Index-Linked Treasury Stock	2.500%	07/26/2016	GBP	180,000	804,521
U.K. Index-Linked Treasury Stock	2.500%	04/16/2020	GBP	250,000	1,144,343
U.K. Index-Linked Treasury Stock	2.500%	07/17/2024	GBP	20,000	81,776
					3,059,240

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio - Schedule of Investments (continued)

December 31, 2005

	Coupon Rate	Maturity	Face Amount (a)		Value†
United States -- 53.8%
U.S. Treasury Inflation-Indexed Bond	2.375%	01/15/2025		3,744,768	$3,945,464
U.S. Treasury Inflation-Indexed Note	0.875%	04/15/2010		1,314,200	1,249,363
U.S. Treasury Inflation-Indexed Note	3.000%	07/15/2012		886,200	937,156
U.S. Treasury Inflation-Indexed Note	2.000%	01/15/2014		4,505,747	4,482,515
					10,614,498
Total (Cost - $18,084,399)					17,903,880
Sovereign Obligations -- 9.5%
Italy -- 1.3%
Buoni Poliennali Del Tesoro	2.150%	09/15/2014	EUR	199,574	250,709
United Kingdom -- 8.2%
U.K. Treasury Bond	4.750%	09/07/2015	GBP	901,000	1,625,958
Total (Cost - $1,888,228)					1,876,667
Short-Term Security -- 2.5%
Societe Generale Time Deposit	3.900%	01/03/2006		500,000	500,000
(Cost - $500,000)
Total Investments - 102.8% (Cost - $20,472,627)					20,280,547
Liabilities, Net of Other Assets - (2.8%)					(550,219)
Net Assets - 100.0%					$19,730,328

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for federal income tax purposes at December 31, 2005 were as follows:

Unrealized Appreciation	Unrealized Depreciation		Net		Tax Cost
$76,987	$390,764	§	$(313,777	)§	$20,594,324	§

FFTW Funds, Inc.

Global Inflation-Indexed Hedged Portfolio - Schedule of Investments (continued)

December 31, 2005

Summary of Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CPI	Consumer Price Index

EUR	European Monetary Unit (Euro)

GBP	Great Britain Pound

JPY	Japanese Yen

NZD	New Zealand Dollar

O.A.T.	Obligation Assimilable du Tresor (French government long-term debt instrument)

SEK	Swedish Krona

(a)  Face amount shown in U.S. dollars unless otherwise indicated.

†  See security valuation policy in Note 2 to the Financial Statements.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

Asset Class Summary

(shown as a percentage of total net assets)

December 31, 2005

Classification	% of Net Assets
Sovereign Index-Linked Obligations	90.8%
Sovereign Obligations	9.5
Short-Term Security	2.5
Forward Foreign Exchange Contracts	2.2
Other Assets, Net of Liabilities	(5.0)
100.0%

  Country Composition of the Portfolio (as a percentage of Total Investments)
  versus the Barclays Global Inflation-Linked Bond Index Hedged

Country	Portfolio	Benchmark
United States	52.34%	43.32%
United Kingdom	23.10%	24.04%
France	12.25%	14.96%
Sweden	3.72%	3.76%
Canada	2.76%	3.68%
New Zealand	1.99%	0.00%
Japan	1.94%	2.06%
Italy	1.24%	7.34%
Australia	0.66%	0.84%
	100.00%	100.00%

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Assets and Liabilities

December 31, 2005

	U.S. Short-Term Portfolio	Limited Duration Portfolio	Mortgage-Backed Portfolio
Assets
Investments in securities, at value (a)	$138,736,920	$111,640,132	$240,040,919
Cash	6,794,554	1,599,644	5,839,416
Cash on deposit at broker	-	-	2,011,875
Receivable for securities sold	-	-	17,742,695
Interest receivable	306,918	597,743	816,795
Variation margin receivable	547	-	22,531
Receivable for open swap contracts	-	-	4,963
Unrealized appreciation of forward foreign exchange contracts (Note 5)	-	98,671	-
Other receivables	-	-	280
Total assets	145,838,939	113,936,190	266,479,474
Liabilities
Payable for securities purchased	4,514,528	-	97,859,464
Securities sold short, at value (b)	-	-	2,020,624
Variation margin payable	-	6,251	-
Distribution payable	6,786	193	-
Payable for reverse repurchase agreement	-	-	4,389,700
Payable for interest on reverse repurchase agreement	-	-	2,089
Accrued expenses and other liabilities	57,263	46,046	70,652
Total liabilities	4,578,577	52,490	104,342,529
Net Assets	$141,260,362	$113,883,700	$162,136,945
Shares Outstanding (par value $0.001)	15,195,005	11,898,304	16,194,010
Net Asset Value Per Share	$9.30	$9.57	$10.01
Components of Net Assets as of December 31, 2005 were as follows:
Paid-in capital	$155,366,912	$118,188,938	$172,355,981
Undistributed (distributions in excess of) investment income, net	-	(380,133)	44,520
Accumulated net realized loss on investments, short sales, financial futures, swap and options contracts and foreign currency-related transactions	(14,066,942)	(2,891,443)	(9,984,221)
Net unrealized depreciation on investments, short sales, financial futures, swap and options contracts and translation of other assets and liabilities denominated in foreign currency	(39,608)	(1,033,662)	(279,335)
	$141,260,362	$113,883,700	$162,136,945
(a) Cost of investments	$138,778,363	$112,783,466	$240,267,150
(b) Proceeds from securities sold short	$-	$-	$2,011,875

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Assets and Liabilities (continued)

December 31, 2005

	Worldwide Portfolio		Worldwide Core Portfolio	International Portfolio
Assets
Investments in securities, at value
Unaffiliated issuers (a)	$91,316,998		$11,237,150	$69,788,472
Affiliated issuers (b)	29,637,676		2,964,585	-
Cash	1,713,583		152,980	2,995,134
Cash on deposit at broker	2,200,350		1,952,665	914,467
Foreign cash (c)	1,593,864		1,501,098	1,668,591
Receivable for fund shares sold	-		-	57,864
Interest and dividends receivable	1,238,223		149,573	1,041,350
Unrealized appreciation of forward foreign exchange contracts (Note 5)	996,030		256,873	533,479
Other receivables	36,345		-	-
Total assets	128,733,069		18,214,924	76,999,357
Liabilities
Payable for securities purchased	3,831,875		1,025,312	-
Payable for fund shares redeemed	-		-	45,349
Variation margin payable	1,380,020		1,363,755	1,520,892
Unrealized depreciation of forward foreign exchange contracts (Note 5)	1,192,335		96,975	800,367
Payable to Investment Adviser (Note 3)	9,592		-	-
Accrued expenses and other liabilities	62,115		36,220	43,265
Total liabilities	6,475,937		2,522,262	2,409,873
Net Assets	$122,257,132		$15,692,662	$74,589,484
Shares Outstanding (par value $0.001)	14,630,542		1,417,925	10,223,046
Net Asset Value Per Share	$8.36		$11.07	$7.30
Components of Net Assets as of December 31, 2005 were as follows:
Paid-in capital	$127,950,175	§	$13,177,732	$78,348,040	§
Undistributed (distributions in excess of) investment income, net	(5,558,973	)§	998,570	(2,151,023	)§
Accumulated net realized gain (loss) on investments, financial futures and swap contracts and foreign currency-related transactions	(78,283	)§	1,306,129	(67,433)
Net unrealized appreciation (depreciation) on investments, short sales, financial futures and swap contracts and translation of other assets and liabilities denominated in foreign currency	(55,787)		210,231	(1,540,100)
	$122,257,132		$15,692,662	$74,589,484
(a) Unaffiliated cost of investments	$91,345,715		$11,283,279	$71,098,995
(b) Affiliated cost of investments	$29,603,548		$2,959,398	$-
(c) Cost of foreign cash	$1,617,751		$1,413,340	$1,669,101

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Assets and Liabilities (continued)

December 31, 2005

	U.S. Inflation-Indexed Portfolio		Global Inflation-Indexed Hedged Portfolio
Assets
Investments in securities, at value (a)	$107,246,260		$20,280,547
Cash	1,115,881		652,539
Foreign cash (b)	-		76,868
Receivable for securities sold	13,022,904		18,458,160
Receivable for fund shares sold	3,670,000		5,000,000
Receivable from Investment Adviser (Note 3)	17,532		8,333
Interest receivable	1,162,458		171,452
Unrealized appreciation of forward foreign exchange contracts (Note 5)	-		721,901
Total assets	126,235,035		45,369,800
Liabilities
Payable for securities purchased	16,863,492		21,871,627
Payable for fund shares redeemed	633,199		2,806,404
Unrealized depreciation of forward foreign exchange contracts (Note 5)	-		279,706
Distribution payable	260,770		639,270
Accrued expenses and other liabilities	55,772		42,465
Total liabilities	17,813,233		25,639,472
Net Assets	$108,421,802		$19,730,328
Shares Outstanding (par value $0.001)	10,484,953		1,938,698
Net Asset Value Per Share	$10.34		$10.18
Components of Net Assets as of December 31, 2005 were as follows:
Paid-in capital	$110,405,134	§	$19,821,003
Distributions in excess of investment income, net	-		(499,424)
Accumulated net realized gain (loss) on investments and foreign currency-related transactions	(825,881	)§	132,644
Net unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currency	(1,157,451)		276,105
	$108,421,802		$19,730,328
(a) Cost of investments	$108,403,711		$20,472,627
(b) Cost of foreign cash	$-		$62,863

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2005

	U.S. Short-Term Portfolio	Limited Duration Portfolio	Mortgage-Backed Portfolio
Investment Income
Interest	$4,992,106	$4,397,648	$5,938,910
Expenses
Investment advisory fees (Note 3)	387,500	386,270	389,452
Administration fees (Note 3)	90,585	74,547	91,050
Custodian fees (Note 3)	23,591	19,865	56,499
Directors' fees and expenses	30,580	28,040	30,951
Audit fees	39,645	34,656	49,512
Legal fees	27,035	22,775	26,105
Transfer agent fees (Note 3)	6,216	2,896	223
Operations monitoring agent fees (Note 3)	25,778	22,012	25,895
Registration fees	7,953	20,593	4,681
Chief Compliance Officer fees (Note 3)	13,709	11,377	13,559
Other fees and expenses	18,355	15,791	21,051
Total operating expenses	670,947	638,822	708,978
Waiver of investment advisory fees (Note 3)	(193,771)	(220,724)	(74,612)
Operating expenses, net	477,176	418,098	634,366
Interest	29,852	2,723	37,383
Total expenses	507,028	420,821	671,749
Investment income, net	4,485,078	3,976,827	5,267,161
Net Realized and Unrealized Gain (Loss) on Investments, Short Sales, Financial Futures, Swap and Options Contracts and Foreign Currency-Related Transactions
Net realized loss on investments	(882,579)	(1,546,867)	(1,268,312)
Net realized gain on short sales	-	-	19,844
Net realized gain (loss) on financial futures, swap and options contracts	(24,628)	(158,809)	427,573
Net realized gain on foreign currency-related transactions	-	487,600	-
Net change in unrealized appreciation (depreciation) on investments	520,313	(334,595)	(562,726)
Net change in unrealized depreciation on short sales	-	-	(8,749)
Net change in unrealized appreciation (depreciation) on financial futures, swap and options contracts	39,914	(73)	26,839
Net change in unrealized appreciation on translation of other assets and liabilities denominated in foreign currency	-	98,671	-
Net realized and unrealized loss on investments, short sales, financial futures, swap and options contracts and foreign currency-related transactions	(346,980)	(1,454,073)	(1,365,531)
Net Increase in Net Assets Resulting from Operations	$4,138,098	$2,522,754	$3,901,630

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Operations (continued)

For the Year Ended December 31, 2005

	Worldwide Portfolio	Worldwide Core Portfolio	International Portfolio
Investment Income
Interest	$4,942,202	$1,324,749	$2,757,198
Dividends from affiliated issuers	297,354	76,363	-
Total investment income	5,239,556	1,401,112	2,757,198
Expenses
Investment advisory fees (Note 3)	569,026	142,886	321,779
Administration fees (Note 3)	95,134	24,561	56,735
Custodian fees (Note 3)	118,754	64,982	89,100
Directors' fees and expenses	32,507	8,365	19,376
Audit fees	50,524	42,854	35,535
Legal fees	32,292	8,852	16,760
Transfer agent fees (Note 3)	3,587	2,557	4,268
Operations monitoring agent fees (Note 3)	26,898	6,718	16,053
Registration fees	9,447	18,219	28,391
Chief Compliance Officer fees (Note 3)	15,140	3,882	8,382
Other fees and expenses	21,869	6,080	8,839
Total operating expenses	975,178	329,956	605,218
Waiver of investment advisory fees (Note 3)	(121,774)	(58,058)	-
Operating expenses, net	853,404	271,898	605,218
Interest	-	675	-
Total expenses	853,404	272,573	605,218
Investment income, net	4,386,152	1,128,539	2,151,980
Net Realized and Unrealized Gain (Loss) on Investments, Financial Futures and Swap Contracts and Foreign Currency-Related Transactions
Net realized gain on investments (a)	3,874,977	1,554,764	1,403,186
Net realized gain (loss) on financial futures and swap contracts	(197,534)	186,123	211,181
Net realized gain (loss) on foreign currency-related transactions	(407,205)	1,088,577	(2,026,182)
Net change in unrealized depreciation on investments	(11,890,437)	(3,821,670)	(8,119,300)
Net change in unrealized appreciation on affiliated issuers	34,128	5,187	-
Net change in unrealized appreciation on financial futures and swap contracts	301,650	8,861	122,573
Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currency	(3,091,725)	1,635,680	(2,052,688)
Net realized and unrealized gain (loss) on investments, financial futures and swap contracts and foreign currency-related transactions	(11,376,146)	657,522	(10,461,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,989,994)	$1,786,061	$(8,309,250)
(a) Includes realized loss from affiliated issuers of:	$(2,146)	$(10,751)

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Operations (continued)

For the Year Ended December 31, 2005

	U.S. Inflation-Indexed Portfolio	Global Inflation-Indexed Hedged Portfolio
Investment Income
Interest	$6,403,944	$1,340,463
Expenses
Investment advisory fees (Note 3)	471,668	119,815
Administration fees (Note 3)	82,856	22,015
Custodian fees (Note 3)	9,809	53,681
Directors' fees and expenses	28,612	7,412
Audit fees	38,105	32,441
Legal fees	20,408	5,998
Transfer agent fees (Note 3)	167	224
Operations monitoring agent fees (Note 3)	23,539	5,988
Registration fees	5,407	1,347
Chief Compliance Officer fees (Note 3)	12,091	3,111
Other fees and expenses	17,234	7,941
Total operating expenses	709,896	259,973
Waiver of investment advisory fees (Note 3)	(297,224)	(110,241)
Operating expenses, net	412,672	149,732
Investment income, net	5,991,272	1,190,731
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency-Related Transactions
Net realized gain on investments	676,753	1,237,876
Net realized gain on foreign currency-related transactions	-	392,365
Net change in unrealized depreciation on investments	(2,630,473)	(2,316,125)
Net change in unrealized appreciation on translation of other assets and liabilities denominated in foreign currency	-	1,102,395
Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(1,953,720)	416,511
Net Increase in Net Assets Resulting from Operations	$4,037,552	$1,607,242

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets

	U.S. Short-Term Portfolio		Limited Duration Portfolio
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
Increase (Decrease) in Net Assets From Operations
Investment income, net	$4,485,078	$2,992,092	$3,976,827	$3,074,946
Net realized loss on investments, financial futures contracts and foreign currency-related transactions	(907,207)	(578,298)	(1,218,076)	(683,736)
Net change in unrealized appreciation (depreciation) on investments, financial futures contracts and on translation of assets and liabilities denominated in foreign currency	560,227	(297,475)	(235,997)	(643,710)
Net increase in net assets resulting from operations	4,138,098	2,116,319	2,522,754	1,747,500
Distributions to Shareholders
From investment income, net	4,641,774	3,425,769	4,692,282	3,467,260
From net realized gain on investments, financial futures contracts and foreign currency-related transactions	-	-	-	114,299
Total Distributions	4,641,774	3,425,769	4,692,282	3,581,559
Capital Share Transactions, Net	(2,008,485)	41,244,284	38,093,274	(44,278,305)
Total increase (decrease) in net assets	(2,512,161)	39,934,834	35,923,746	(46,112,364)
Net Assets
Beginning of Year	143,772,523	103,837,689	77,959,954	124,072,318
End of Year	$141,260,362	$143,772,523	$113,883,700	$77,959,954
Undistributed (Distributions in Excess of) Investment Income, Net	$-	$5,308	$(380,133)	$171,446

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	Mortgage-Backed Portfolio
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
Increase (Decrease) in Net Assets From Operations
Investment income, net	$5,267,161	$4,925,583
Net realized gain (loss) on investments, short sales and financial futures, swap and options contracts	(820,895)	2,204,425
Net change in unrealized depreciation on investments, short sales and financial futures, swap and options contracts	(544,636)	(1,083,211)
Net increase in net assets resulting from operations	3,901,630	6,046,797
Distributions to Shareholders
From investment income, net	5,696,350	6,407,938
Capital Share Transactions, Net	50,775,896	(16,013,098)
Total increase (decrease) in net assets	48,981,176	(16,374,239)
Net Assets
Beginning of Year	113,155,769	129,530,008
End of Year	$162,136,945	$113,155,769
Undistributed Investment Income, Net	$44,520	$44,520

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	Worldwide Portfolio		Worldwide Core Portfolio
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
Increase (Decrease) in Net Assets From Operations
Investment income, net	$4,386,152	$4,492,077	$1,128,539	$1,672,704
Net realized gain on investments, financial futures and swap contracts and foreign currency-related transactions	3,270,238	11,112,445	2,829,464	2,426,172
Net change in unrealized depreciation on investments, short sales, financial futures and swap contracts and on translation of assets and liabilities denominated in foreign currency	(14,646,384)	1,279,552	(2,171,942)	(1,064,272)
Net increase in net assets resulting from operations	(6,989,994)	16,884,074	1,786,061	3,034,604
Distributions to Shareholders
From investment income, net	13,364,566	14,660,465	948,932	3,411,436
From net realized gain on investments, financial futures and swap contracts and foreign currency-related transactions	1,462,603	2,083,101	-	-
Return of capital	-	-	-	957,599
Total Distributions	14,827,169	16,743,566	948,932	4,369,035
Capital Share Transactions, Net	(40,958,293)	15,227,203	(39,735,227)	(10,829,169)
Total increase (decrease) in net assets	(62,775,456)	15,367,711	(38,898,098)	(12,163,600)
Net Assets
Beginning of Year	185,032,588	169,664,877	54,590,760	66,754,360
End of Year	$122,257,132	$185,032,588	$15,692,662	$54,590,760
Undistributed (Distributions in Excess of) Investment Income, Net	$(5,558,973)§	$55,698	$998,570	$(672,187)

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	International Portfolio			U.S. Inflation-Indexed Portfolio
	Year Ended Dec. 31, 2005		Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
Increase (Decrease) in Net Assets From Operations
Investment income, net	$2,151,980		$1,899,153	$5,991,272	$3,066,084
Net realized gain (loss) on investments, financial futures and swap contracts and foreign currency-related transactions	(411,815)		4,482,976	676,753	5,391,807
Net change in unrealized appreciation (depreciation) on investments, financial futures and swap contracts and on translation of assets and liabilities denominated in foreign currency	(10,049,415)		1,837,216	(2,630,473)	(1,282,216)
Net increase (decrease) in net assets resulting from operations	(8,309,250)		8,219,345	4,037,552	7,175,675
Distributions to Shareholders
From investment income, net	5,710,923	§	5,792,311	5,992,027	2,897,262
From net realized gain on investments, financial futures and swap contracts and foreign currency-related transactions	982,711	§	773,266	1,827,683	5,466,225
Return of capital	2,037,690	§	-	-	-
Total Distributions	8,731,324		6,565,577	7,819,710	8,363,487
Capital Share Transactions, Net	8,750,245		1,683,705	12,312,623	14,916,993
Total increase (decrease) in net assets	(8,290,329)		3,337,473	8,530,465	13,729,181
Net Assets
Beginning of Year	82,879,813		79,542,340	99,891,337	86,162,156
End of Year	$74,589,484		$82,879,813	$108,421,802	$99,891,337
Undistributed (Distributions in Excess of) Investment Income, Net	$(2,151,023	)§	$1,211,241	$-	$-

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Statements of Changes in Net Assets (continued)

	Global Inflation-Indexed Hedged Portfolio
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
Increase (Decrease) in Net Assets From Operations
Investment income, net	$1,190,731	$770,447
Net realized gain on investments and foreign currency-related transactions	1,630,241	405,682
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities denominated in foreign currency	(1,213,730)	707,450
Net increase in net assets resulting from operations	1,607,242	1,883,579
Distributions to Shareholders
From investment income, net	1,425,303	877,663
From net realized gain on investments and foreign currency-related transactions	980,751	781,614
Total Distributions	2,406,054	1,659,277
Capital Share Transactions, Net	(2,416,592)	1,734,277
Total increase (decrease) in net assets	(3,215,404)	1,958,579
Net Assets
Beginning of Year	22,945,732	20,987,153
End of Year	$19,730,328	$22,945,732
Distributions in Excess of Investment Income, Net	$(499,424)	$(807,849)

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights

U.S. Short-Term Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$9.33	$9.43	$9.53	$9.68	$9.71
Increase (Decrease) From Investment Operations
Net investment income	0.30	0.26	0.19 *	0.24 *	0.48
Net realized and unrealized loss on investments and financial futures contracts	0.00 †	(0.10)	(0.05)	(0.14)	(0.03)
Total from investment operations	0.30	0.16	0.14	0.10	0.45
Less Distributions
From net investment income	0.33	0.26	0.24	0.25	0.48
Net asset value, end of period	$9.30	$9.33	$9.43	$9.53	$9.68
Total Return	3.32%	1.74%	1.49%	0.95%	4.79%
Ratios/Supplemental Data
Net assets, end of period (000's)	$141,260	$143,773	$103,838	$94,452	$289,078
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.37%	0.35%	0.35%	0.25%	0.25%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.39%	0.35%	0.35%	0.30%	0.32%
Ratio of net investment income to average net assets (a)	3.47%	2.45%	1.98%	2.46%	4.88%
Decrease in above expense ratios due to waiver of investment advisory	0.15%	0.15%	0.16%	0.21%	0.22%
Portfolio Turnover	176%	165%	190%	282%	158%

(a)  Net of waivers and reimbursements.

*  Calculation based on average shares outstanding.

†  Rounds to less than 0.01.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

Limited Duration Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$9.76	$9.96	$10.15	$10.05	$9.85
Increase (Decrease) From Investment Operations
Net investment income	0.40 *	0.31 *	0.34 *	0.42	0.53
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(0.18)	(0.15)	(0.09)	0.15	0.19
Total from investment operations	0.22	0.16	0.25	0.57	0.72
Less Distributions
From net investment income	0.41	0.35	0.38	0.42	0.52
From net realized gain on investments, financial futures contracts and foreign currency related transactions	-	0.01	0.06	0.05	-
Total distributions	0.41	0.36	0.44	0.47	0.52
Net asset value, end of period	$9.57	$9.76	$9.96	$10.15	$10.05
Total Return	2.31%	1.65%	2.49%	5.81%	7.46%
Ratios/Supplemental Data
Net assets, end of period (000's)	$113,884	$77,960	$124,072	$165,870	$117,357
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.38%	0.37%	0.35%	0.30%	0.30%
Ratio of net investment income to average net assets (a)	3.60%	3.13%	3.35%	4.19%	5.32%
Decrease in above expense ratios due to waiver of investment advisory fees	0.20%	0.20%	0.20%	0.24%	0.23%
Portfolio Turnover	171%	191%	352%	110%	209%

(a)  Net of waivers.

*  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

Mortgage-Backed Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$10.16	$10.19	$10.29	$10.00	$9.96
Increase (Decrease) From Investment Operations
Net investment income	0.41 *	0.43 *	0.40 *	0.44 *	0.61
Net realized and unrealized gain (loss) on investments, short sales, financial futures, swap, and options contracts	(0.10)	0.10	(0.02)	0.41	0.02
Total from investment operations	0.31	0.53	0.38	0.85	0.63
Less Distributions
From net investment income	0.46	0.56	0.48	0.56	0.59
Net asset value, end of period	$10.01	$10.16	$10.19	$10.29	$10.00
Total Return	3.16%	5.33%	3.84%	8.68%	6.43%
Ratios/Supplemental Data
Net assets, end of period (000's)	$162,137	$113,156	$129,530	$155,814	$357,288
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.49%	0.34%	0.31%	0.25%	0.25%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.52%	0.34%	0.32%	0.25%	0.25%
Ratio of net investment income to average net assets (a)	4.06%	4.27%	3.94%	4.38%	6.02%
Decrease in above expense ratios due to waiver of investment advisory fees	0.06%	0.20%	0.21%	0.22%	0.21%
Portfolio Turnover	594%	595%	582%	601%	523%

(a)  Net of waivers.

*  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

Worldwide Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$9.96	$9.97	$9.61	$8.64	$8.91
Increase (Decrease) From Investment Operations
Net investment income	0.28 *	0.26 *	0.26 *	0.31	0.39 *
Net realized and unrealized gain (loss) on investments, financial futures, swap, and options contracts and foreign currency related transactions	(0.75)	0.69	0.91	0.96	(0.27)
Total from investment operations	(0.47)	0.95	1.17	1.27	0.12
Less Distributions
From net investment income	1.01	0.84	0.81	0.30	0.39
From net realized gain on investments, financial futures, swap, and options contracts and foreign currency related transactions	0.12	0.12	-	-	-
Total distributions	1.13	0.96	0.81	0.30	0.39
Net asset value, end of period	$8.36	$9.96	$9.97	$9.61	$8.64
Total Return	(5.03%)	10.13%	12.68%	14.97%	1.40%
Ratios/Supplemental Data
Net assets, end of period (000's)	$122,257	$185,033	$169,665	$172,039	$158,839
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets (a)	3.08%	2.62%	2.71%	3.42%	4.50%
Decrease in above expense ratios due to waiver of investment advisory fees	0.09%	0.05%	0.04%	0.02%	0.01%
Portfolio Turnover	360%	327%	392%	585%	618%

(a)  Net of waivers.

*  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

Worldwide Core Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$10.91	$11.18	$11.15	$10.96	$10.79
Increase (Decrease) From Investment Operations
Net investment income	0.35 *	0.31 *	0.31 *	0.40 *	0.48
Net realized and unrealized gain on investments, financial futures, swap, and options contracts and foreign currency related transactions	0.04	0.26	0.11	0.36	0.27
Total from investment operations	0.39	0.57	0.42	0.76	0.75
Less Distributions
From net investment income	0.23	0.66	0.39	0.53	0.58
From capital stock in excess of par value	-	-	-	0.04	-
Return of Capital	-	0.18	-	-	-
Total distributions	0.23	0.84	0.39	0.57	0.58
Net asset value, end of period	$11.07	$10.91	$11.18	$11.15	$10.96
Total Return	3.62%	5.49%	3.71%	7.36%	6.94%
Ratios/Supplemental Data
Net assets, end of period (000's)	$15,693	$54,591	$66,754	$116,859	$219,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.76%	0.64%	0.55%	0.45%	0.45%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.76%	0.65%	0.55%	0.45%	0.45%
Ratio of net investment income to average net assets (a)	3.16%	2.87%	2.74%	3.61%	4.38%
Decrease in above expense ratios due to waiver of investment advisory fees	0.16%	0.15%	0.16%	0.17%	0.17%
Portfolio Turnover	397%	381%	441%	565%	615%

(a)  Net of waivers.

*  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

International Portfolio

	For the Year Ended,
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001
Per Share Data
Net asset value, beginning of period	$9.09	$8.81	$8.67	$7.53	$8.18
Increase (Decrease) From Investment Operations
Net investment income	0.22 *	0.21 *	0.20 *	0.16	0.29
Net realized and unrealized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(1.08)	0.77	1.46	1.45	(0.63)
Total from investment operations	(0.86)	0.98	1.66	1.61	(0.34)
Less Distributions
From net investment income	0.62 §	0.62	1.32	0.42	0.31
From net realized gain on investments, financial futures contracts and foreign currency related transactions	0.10 §	0.08	0.20	0.05	-
Return of capital	0.21 §	-	-	-	-
Total distributions	0.93	0.70	1.52	0.47	0.31
Net asset value, end of period	$7.30	$9.09	$8.81	$8.67	$7.53
Total Return	(9.77%)	12.17%	20.25%	21.81%	(4.22%)
Ratios/Supplemental Data
Net assets, end of period (000's)	$74,589	$82,880	$79,542	$88,120	$107,848
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.75%	0.76%	0.71%	0.60%	0.60%
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.75%	0.76%	0.71%	0.61%	0.60%
Ratio of net investment income to average net assets (a)	2.68%	2.44%	2.22%	2.50%	3.70%
Decrease in above expense ratios due to waiver of investment advisory fees	N/A	N/A	0.01%	0.07%	0.06%
Portfolio Turnover	79%	221%	223%	334%	659%

(a)  Net of waivers.

*  Calculation based on average shares outstanding.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

U.S. Inflation-Indexed Portfolio

	For the Year Ended,
					Period From
For a share outstanding throughout the period:	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	January 2, 2001* to December 31, 2001
Per Share Data
Net asset value, beginning of period	$10.67	$10.71	$10.82	$10.09	$10.00
Increase (Decrease) From Investment Operations
Net investment income	0.53	0.42	0.40 -	0.49	0.46
Net realized and unrealized gain (loss) on investments	(0.17)	0.59	0.42	1.11	0.19
Total from investment operations	0.36	1.01	0.82	1.60	0.65
Less Distributions
From investment income, net	0.53	0.42	0.41	0.49	0.46
From net realized gain on investments	0.16	0.63	0.52	0.38	0.10
Total distributions	0.69	1.05	0.93	0.87	0.56
Net asset value, end of period	$10.34	$10.67	$10.71	$10.82	$10.09
Total Return	3.44%	9.71%	7.65%	16.17%	6.55	% (c)
Ratios/Supplemental Data
Net assets, end of period (000's)	$108,422	$99,891	$86,162	$89,355	$39,610
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35	% (b)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.35%	0.35%	0.35%	0.35%	0.35	% (b)
Ratio of net investment income to average net assets (a)	5.08%	4.06%	3.65%	4.98%	4.74	% (b)
Decrease in above expense ratios due to waiver of investment advisory fees	0.25%	0.29%	0.25%	0.22%	0.33	% (b)
Portfolio Turnover	637%	774%	154%	140%	74%

(a)  Net of waivers.

(b)  Annualized.

(c)  Not annualized.

*  Commencement of Operations.

-  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Financial Highlights (continued)

Global Inflation-Indexed Hedged Portfolio

For a share outstanding throughout the period:	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Period From January 14, 2003* to December 31, 2003
Per Share Data
Net asset value, beginning of period	$10.39	$10.28	$10.00
Increase (Decrease) From Investment Operations
Net investment income	0.42 **	0.37 **	0.38	**
Net realized and unrealized gain on investments and foreign currency related transactions	0.15	0.53	0.27
Total from investment operations	0.57	0.90	0.65
Less Distributions
From net investment income	0.47	0.42	0.25
From net realized gain on investments, and foreign currency related transactions	0.29	0.37	0.10
Return of capital	-	-	0.02
Total distributions	0.76	0.79	0.37
Net asset value, end of period	$10.18	$10.39	$10.28
Total Return	5.33%	8.93%	6.59	% (c)
Ratios/Supplemental Data
Net assets, end of period (000's)	$19,730	$22,946	$20,987
Ratio of operating expenses to average net assets, exclusive of interest expense (a)	0.50%	0.50%	0.50	% (b)
Ratio of operating expenses to average net assets, inclusive of interest expense (a)	0.50%	0.50%	0.50	% (b)
Ratio of net investment income to average net assets (a)	3.98%	3.54%	3.87	% (b)
Decrease in above expense ratios due to waiver of investment advisory fees	0.37%	0.40%	0.31	% (b)
Portfolio Turnover	707%	593%	137%

(a)  Net of waivers and reimbursements.

(b)  Annualized.

(c)  Not annualized.

*  Commencement of Operations.

**  Calculation based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

Notes to Financial Statements

December 31, 2005

1.  Organization

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund currently has seventeen Portfolios (the "Portfolios"), eight of which were active as of December 31, 2005. The eight active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Mortgage-Backed Portfolio ("Mortgage"); Worldwide Portfolio ("Worldwide"); Worldwide Core Portfolio ("Worldwide Core"); International Portfolio ("International"); U.S. Inflation-Indexed Portfolio ("U.S. Inflation-Indexed"); and Global Inflation-Indexed Hedged Portfolio ("Global Inflation-Indexed Hedged"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Adviser").

2.  Summary of Significant Accounting Policies

Net Asset Value

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time (unless the markets close early) on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio.

Securities

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium on a daily basis to interest income using the interest method. The Fund uses the first-in first-out method for determining gain or loss on sales of securities.

Valuation

Readily marketable fixed-income securities are valued on the basis of prices provided by independent pricing services when such prices are believed by the Adviser to reflect the market value of such securities, subject to the oversight of the Board of Directors. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (ask price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, which are not valued by a pricing service approved by the Board of Directors, or which are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of markets that is determined by the Fund to have changed the value of the security), are revalued at fair value as determined in good faith under the direction of the Board of Directors by the Fund's valuation committee. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the security is purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Securities with maturities of less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

Expenses

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated proportionately among them based on their net assets.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

2.  Summary of Significant Accounting Policies (continued)

Income Tax

There is no provision for federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

At December 31, 2005, certain Portfolios had the following capital loss carryforwards to offset net capital gains, to the extent provided by federal income tax regulations.

Portfolio	Carryforward Amount	Expiration Date
U.S. Short-Term	$(7,649,973)	12/31/2007
	(1,768,493)	12/31/2008
	(1,204,646)	12/31/2010
	(1,272,514)	12/31/2011
	(882,026)	12/31/2012
	(1,285,671)	12/31/2013
Limited Duration	(1,108,685)	12/31/2012
	(1,452,456)	12/31/2013
Mortgage	(7,267,722)	12/31/2007
	(115,491)	12/31/2008
	(1,946,932)	12/31/2013

In addition, International, Limited Duration, Mortgage and Worldwide Core generated post October 31, 2005, net capital losses of $17,157, $174,261, $658,213 and $12,400, respectively, which, if unused, will expire on December 31, 2013. Limited Duration, Global Inflation-Indexed Hedged generated post October 31, 2005 foreign currency losses of $412,707, $67,606, respectively which will be treated as arising on January 1, 2006.

Dividends to Shareholders

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than U.S. Short-Term, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of U.S. Short-Term will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

2.  Summary of Significant Accounting Policies (continued)

Restated Tax Amounts

During the income tax preparation process and annual update to the prospectus filing, the Portfolios realized that certain tax basis amounts were incorrectly disclosed in the previously issued financial statements and notes for the year ended December 31, 2005. The Portfolios have restated the costs of investments, unrealized depreciation and net unrealized appreciation/depreciation for federal income tax purposes that are presented in the schedule of investments. Worldwide, International and U.S. Inflation-Indexed Portfolios have restated the components of net assets that are disclosed in statement of assets and liabilities, and in the case of Worldwide and International Portfolios, the distributions in excess of investment income that are disclosed in the statement of changes in net assets. In addition, the International Portfolio has also restated the components of distributions and the related per share information presented in the statement of changes in net assets and financial highlights, respectively for the year ended December 31, 2005. In addition, the Portfolios have revised disclosures of the components of accumulated earnings on tax basis, the characters of distributions and the reclassification amounts of book to tax differences that are disclosed in the summary of significant accounting policies note. None of these restatements affected the net assets or net asset value per share of any Portfolio.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains		Accumulated Capital and Other Losses		Net Unrealized Appreciation (Depreciation)
U.S. Short-Term	$-		$-		$(14,063,320	)§	$(43,230)
Limited Duration	131,245		-		(3,148,114	)§	(1,288,369)
Mortgage	-		-		(9,988,355	)§	(230,681	)§
Worldwide	-		113,965	§	0	§	(5,807,008	)§
Worldwide Core	1,968,775	§	719,979	§	(12,400	)§	(161,424	)§
International	-		-		(17,157	)§	(3,741,399	)§
U.S. Inflation-Indexed	49,747	§	-		-		(2,033,079	)§
Global Inflation-Indexed Hedged	44,279	§	254,341	§	(67,606	)§	(321,689	)§

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities is primarily due to the federal income tax treatment of wash sales, post-October losses, straddles and forward and future contracts. Temporary differences do not require reclassification.

The character of distributions for each Portfolio's fiscal year ended December 31, 2005 and December 31, 2004 is as follows:

	Ordinary Income (a)			Long-Term Capital Gains			Return of Capital
Portfolio	2005		2004	2005		2004	2005	2004
U.S. Short-Term	$4,641,774		$3,425,769	$-		$-	$-	$-
Limited Duration	4,692,282		3,467,307	-		114,252	-	-
Mortgage	5,696,350		6,407,938	-		-	-	-
Worldwide	13,352,289	§	16,657,022	1,474,880	§	86,544	-	-

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

2.  Summary of Significant Accounting Policies (continued)

	Ordinary Income (a)			Long-Term Capital Gains			Return of Capital
Portfolio	2005		2004	2005		2004	2005		2004
Worldwide Core	$948,932		$3,036,811	$-		$374,625	$-		$957,599
International	6,128,497	§	6,477,631	565,137	§	87,946	2,037,690	§	-
U.S. Inflation-Indexed	7,314,701	§	6,148,333	505,009	§	2,215,154	-		-
Global Inflation-Indexed Hedged	2,296,838	§	1,543,678	109,216	§	115,599	-		-

(a) Includes distributions from Portfolio net short-term capital gains.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par (i.e., return of capital).

During the year ended December 31, 2005, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

	Undistributed Net Investment Income		Accumulated Net Realized Gain (Loss)	Capital Stock in Excess of Par Value
U.S. Short-Term	$151,388		$2,497,213	$(2,648,601)
Limited Duration	163,876		(163,876)	-
Mortgage	429,189		(387,047)	(42,142	)§
Worldwide	3,363,743	§	(3,363,743)§	-	§
Worldwide Core	1,491,150		(1,491,150)	-
International	2,092,928	§	377,583 §	(2,470,511	)§
U.S. Inflation-Indexed	755		(755)§	-	§
Global Inflation-Indexed Hedged	542,997		(542,997)	-

These reclassifications were made as a result of the differences in the treatment of foreign currency transactions, paydowns on mortgage-backed securities, tax return of capital, net realized securities gains for federal tax purposes and capital loss carryover expiring unused versus financial reporting purposes. Each Portfolio's net assets were not affected by these reclassifications.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

2.  Summary of Significant Accounting Policies (continued)

the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation and depreciation on assets and liabilities other than investments in securities denominated in foreign currencies arise from changes in the exchange rates.

Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3.  Investment Advisory Agreements and Affiliated Transactions

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Adviser. The investment advisory fees to be paid to the Adviser are computed daily at annual rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Worldwide Core, International, U.S. Inflation-Indexed, and Global Inflation-Indexed Hedged.

From time to time, the Adviser has agreed to waive its investment advisory fees and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2005 (reflecting certain waivers), the investment advisory fees per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice. The current expense caps and investment advisory fee waivers for U.S. Short-Term and Worldwide can only be changed by consent of the shareholders. All other expense caps and fee waivers can be terminated at any time by the Adviser.

Portfolio	Investment Advisory Fee per Agreement	Current Investment Advisory Fee		Current Expense Cap
U.S. Short-Term	0.30%	0.15%		0.40	% (a)
Limited Duration	0.35%	0.15%		-
Mortgage	0.30%	0.30	% (b)	-
Worldwide	0.40%	0.40%		0.60	% (a)
Worldwide Core	0.40%	0.25%		-
International	0.40%	0.40%		-
U.S. Inflation-Indexed	0.40%	0.20%		0.35	% (c)
Global Inflation-Indexed Hedged	0.40%	0.20%		0.50	% (c)

(a) Contractual expense cap per the Advisory Agreement.

(b) Prior to May 1, 2005, the investment advisor had voluntarily agreed to waive 0.20% of the fee.

(c) Voluntary expense cap which may be eliminated upon notice from the Adviser.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

3.  Investment Advisory Agreements and Affiliated Transactions (continued)

Effective May 28, 2002, Directors who are not employees of the Adviser receive an annual retainer of $40,000 payable in quarterly installments. The Chairman of the Board receives an additional 25% compensation on an annual basis, which is payable in quarterly installments. Directors' fees of $170,000 (not including expenses) were allocated among the Portfolios and paid for the year ended December 31, 2005.

As of December 31, 2005, the Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 38.5% of the Fund's total net assets and therefore, the Adviser may be deemed a control person.

Pursuant to an Operations Monitoring Agreement effective August 15, 2003, Vastardis Fund Services LLC (formerly known as EOS Fund Services LLC), the president of which serves as an officer of the Fund, earns a fee for providing operations monitoring services to the Fund as well as to other investment vehicles offered by the Adviser according to the following schedule: 0.02% of the average daily net assets of the Fund on the first $3.5 billion, 0.015% thereafter up to $5 billion, 0.01% thereafter up to $7.5 billion, 0.0075% thereafter up to $10 billion and 0.005% on assets over $10 billion. Pursuant to an Administration Agreement effective August 15, 2003, Investors Bank & Trust Company ("IBT") earns a fee for providing fund administration services to the Fund according to the following schedule: 0.05% of the first $350 million of the Fund's average daily net assets, 0.03% thereafter up to $2 billion and 0.025% on assets over $2 billion. IBT also serves as the Fund's custodian, accounting agent and transfer agent. Fees paid for services rendered by IBT are based upon assets of the Fund and on transactions entered into by the Fund during the period. Fees for such services paid to IBT by the Fund are reflected as administration fees, custodian fees, accounting fees and transfer agent fees in the Statement of Operations.

The Fund has contracted with Vastardis Compliance Services LLC ("VCS") to provide services with respect to the monitoring of the Fund's compliance program pursuant to Rule 38a-1 of the 1940 Act. VCS has designated William E. Vastardis as the Fund's Chief Compliance Officer. For these services, the Fund pays VCS a monthly fee, plus any out-of-pocket expenses. Each Portfolio pays a pro rata portion of the fees based on its share of the Fund's average monthly net assets. The Fund's Board of Directors approved these arrangements at a meeting on September 23, 2004.

4.  Investment Transactions

Purchase costs and proceeds from sales of investment securities (including U.S. government securities), other than short-term investments, for the year ended December 31, 2005 for each of the Portfolios were as follows:

	Purchase Cost of		Proceeds from Sales of
Portfolio	Investment Securities	Government Securities	Investment Securities	Government Securities
U.S. Short-Term	$215,778,846	$14,167,980	$204,961,157	$5,162,785
Limited Duration	61,414,987	151,403,985	70,566,983	105,289,198
Mortgage	50,539,521	1,316,958,112	68,182,162	1,257,907,752
Worldwide	193,076,371	319,090,953	214,714,030	364,931,799
Worldwide Core	51,492,016	72,338,362	75,293,740	83,780,591
International	44,306,666	8,794,820	41,983,520	8,315,894
U.S. Inflation-Indexed	-	725,226,794	-	718,267,920
Global Inflation-Indexed Hedged	41,391,598	149,647,337	44,638,235	148,665,537

Mortgage engages in short-selling, in which Mortgage borrows a security to make delivery to the dealer that the security was sold to and then is obligated to replace it by purchasing the security at current market value. Mortgage incurs a

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

4.  Investment Transactions (continued)

loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage realizes a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position (see Note 12). At December 31, 2005, Mortgage held one short position.

Mortgage, Worldwide and Worldwide Core may enter into dollar roll transactions (with respect to mortgage-backed securities) with a financial institution and will simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

5.  Forward Foreign Exchange Contracts

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolios' Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the Statement of Operations. The Portfolios' custodian will place and maintain cash not available for investment, U.S. government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts (see Note 12). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts.

Appendix A of the Notes to Financial Statements details each Portfolio's outstanding forward foreign exchange contracts at December 31, 2005.

6.  Financial Futures Contracts

Each Portfolio may enter into financial futures contracts to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Portfolio to "mark to market" open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 2005, the Portfolios placed U.S. Treasury bills, other liquid securities or cash in segregated

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

6.  Financial Futures Contracts (continued)

accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

Portfolio	December 31, 2005 Collateral Value
U.S. Short-Term	$19,608
Limited Duration	49,020
Mortgage	147,059
Worldwide	925,658
Worldwide Core	49,237
International	787,795

Appendix B of the Notes to Financial Statements details each Portfolio's open futures contracts at December 31, 2005.

7.  Capital Stock Transactions

As of December 31, 2005, the Fund complex has authorized 5,000,000,000 shares, each with a par value of $0.001. Each Portfolio has been allocated 200,000,000 shares, with 100,000,000 shares classified as shares of the Investor Class and 100,000,000 shares classified as shares of the Advisor Class. 1,600,000,000 shares remain unallocated. Transactions in capital stock are listed in Appendix C of the Notes to Financial Statements.

8.  Repurchase and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase and reverse repurchase agreements. The Adviser determines the creditworthiness of a repurchase agreement party, subject to the oversight of the Board of Directors. Under a repurchase agreement, a bank or securities firm which the Portfolio's Adviser has deemed creditworthy (that is, a dealer in U.S. government securities reporting to the Federal Reserve Bank of New York) or the Fund's custodian, agrees to sell U.S. government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. government securities purchases U.S. government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement (see Note 12). Each Portfolio will only engage in repurchase and reverse repurchase transactions with parties selected on the basis of such counterparty's creditworthiness.

During the year ended December 31, 2005, U.S. Short-Term, Limited Duration, Mortgage and Worldwide Core
entered into reverse repurchase agreements. The following table summarizes the interest expenses associated with

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

8.  Repurchase and Reverse Repurchase Agreements (continued)

reverse repurchase agreements, the average amount of reverse repurchase agreements outstanding, and the average interest rate for each Portfolio:

Portfolio	Interest Expense	Average Balance	Average Rate
U.S. Short-Term	$29,852	$4,668,355	3.14%
Limited Duration	2,723	2,738,625	3.37%
Mortgage	37,383	3,542,149	3.04%
Worldwide Core	675	732,531	2.03%

At December 31, 2005, Mortgage held two reverse repurchase agreements with the following terms:

Face Value	Description	Market Value
$3,602,700	Lehman Brothers, 4.40%, dated 12/27/05, to be repurchased on demand on 1/10/06, at face value, plus accrued interest.	$3,604,461
787,000	Lehman Brothers, 3.75%, dated 12/27/05, to be repurchased on demand on 1/10/06, at face value, plus accrued interest.	787,328
		$4,391,789

9.  Options Transactions

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

10.  Swap Transactions

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based on or calculated by reference to changes in specified prices or rates for a specified notional amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, that the counterparty defaults on its obligation, or that unfavorable changes occur in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counterparty generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating overall potential risk.

At December 31, 2005, Mortgage had one outstanding swap contract with Deutsche Bank with the following terms:

Notional Amount	Termination Date	Payment Made by the Portfolio	Payments Received by the Portfolio	Unrealized Appreciation
$56,000,000	03/15/2008	4.871%	USD LIBOR	$4,963

11.  Interest Only and Principal Only Securities

Interest only securities (IOs) entitle the holder to the interest payments in a pool of mortgages, U.S. Treasury bonds, or other bonds. Principal only securities (POs) entitle the holder to principal cash flows on the underlying pool. The Fund primarily invests in IOs and POs backed by mortgage securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

12.  Segregation of Assets

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the 1940 Act. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its settled liquid assets.

13.  Concentration of Risks

The Portfolios may invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets.

The Portfolios may invest in debt securities which are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater the risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Appendix A
Open Forward Foreign Exchange Contracts as of December 31, 2005
(continuation of footnote 5)

Limited Duration
Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation
Forward Foreign Exchange Buy Contracts
4,184,620	Euro closing 2/22/06	$4,928,561	$4,949,760	$21,199
Forward Foreign Exchange Sell Contracts
4,117,793	Euro closing 2/22/06	4,948,187	4,870,715	77,472
				$98,671
Worldwide
Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Buy Contracts
1,480,615	Australian Dollar closing 2/22/06	$1,092,950	$1,084,474	$(8,476)
3,870,058	Great Britain Pound closing 2/22/06	6,737,422	6,643,082	(94,340)
5,340,530	Canadian Dollar closing 2/22/06	4,544,978	4,578,544	33,566
924,000	Danish Krone closing 2/22/06	146,667	146,526	(141)
23,358,685	Euro closing 2/22/06	28,026,478	27,629,727	(396,751)
715,085,350	Hungarian Forint closing 2/22/06	3,370,596	3,333,748	(36,848)
223,544,968	Icelandic Krona closing 2/22/06	3,578,482	3,507,987	(70,495)
2,035,124,480	Japanese Yen closing 2/22/06	17,751,527	17,343,836	(407,691)
16,037,002	Mexican Peso closing 2/22/06	1,454,203	1,498,846	44,643
948,402	Norwegian Krone closing 2/22/06	145,684	140,454	(5,230)
3,022,849	Polish Zloty closing 2/22/06	930,233	927,908	(2,325)
1,456,417,331	Republic of Korea Won closing 2/22/06	1,383,901	1,441,600	57,699
306,601	Singapore Dollar closing 2/22/06	181,800	184,674	2,874
3,910,075	South African Rand closing 2/22/06	587,769	614,331	26,562
4,608,527	Swedish Krona closing 2/22/06	584,838	581,218	(3,620)
1,971,929	Swiss Franc closing 2/22/06	1,539,183	1,503,319	(35,864)
Forward Foreign Exchange Sell Contracts
5,705,598	Great Britain Pound closing 2/22/06	10,034,623	9,793,846	240,777
1,282,497	Canadian Dollar closing 2/22/06	1,094,265	1,099,511	(5,246)
3,158,265	Danish Krone closing 2/22/06	508,168	500,831	7,337
18,238,080	Euro closing 2/22/06	21,857,569	21,572,840	284,729
673,570,500	Hungarian Forint closing 2/22/06	3,174,913	3,140,205	34,708
246,028,110	Icelandic Krona closing 2/22/06	3,932,674	3,860,805	71,869
699,905,622	Japanese Yen closing 2/22/06	6,049,373	5,964,769	84,604
29,129,941	Mexican Peso closing 2/22/06	2,636,075	2,722,535	(86,460)
3,506,837	New Zealand Dollar closing 2/22/06	2,411,126	2,378,528	32,598
2,028,259	Polish Zloty closing 2/22/06	624,164	622,604	1,560
1,414,730	South African Rand closing 2/22/06	212,665	222,275	(9,610)
39,366,337	Swedish Krona closing 2/22/06	4,995,728	4,964,800	30,928
2,588,444	Swiss Franc closing 2/22/06	2,002,337	1,973,325	29,012
				$(179,631)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Worldwide (continued)
Contract Amount	Currency to Deliver	Cost/ Proceeds	Value	Contract Amount	Currency to Receive	Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Cross Currency Contracts closing 2/22/06
206,132	Great Britain	$354,908	$353,833	300,000	Euro	$354,908	$354,854	$1,021
	Pound
180,000	Great Britain Pound	309,340	308,976	405,289	Swiss Franc	309,340	308,975	(1)
477,974	Canadian Dollar	410,000	409,777	48,194,442	Japanese Yen	410,000	410,725	948
1,600,000	Euro	1,898,541	1,892,554	222,541,820	Japanese Yen	1,898,541	1,896,557	4,003
550,000	Euro	649,596	650,565	41,025,480	Icelandic Krona	649,596	643,794	(6,771)
210,000	Euro	249,252	248,398	288,048	Canadian Dollar	249,252	246,949	(1,449)
1,010,000	Euro	1,219,152	1,194,674	688,882	Great Britain
					Pound	1,219,152	1,182,489	(12,185)
52,414,800	Icelandic Krona	839,710	822,521	700,000	Euro	839,710	827,992	5,471
12,742,570	Japanese Yen	110,000	108,595	127,852	Canadian Dollar	110,000	109,610	1,015
51,555,940	Japanese Yen	444,741	439,373	370,000	Euro	444,741	437,653	(1,720)
106,016	Mexican Peso	10,000	9,908	1,175,110	Japanese Yen	10,000	10,014	106
420,000	New Zealand Dollar	284,941	284,867	332,276	Canadian Dollar	284,941	284,867	-
3,523,337	Swedish Krona	449,160	444,356	370,000	Euro	449,160	437,653	(6,703)
26,249	Swiss Franc	20,000	20,011	2,300,140	Japanese Yen	20,000	19,602	(409)
								$(16,674)
Worldwide Core

Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Buy Contracts
80,000	Australian Dollar closing 2/22/06	$58,550	$58,596	$46
110,000	Great Britain Pound closing 2/22/06	190,991	188,819	(2,172)
160,056	Canadian Dollar closing 2/22/06	135,687	137,220	1,533
2,730,267	Euro closing 2/22/06	3,259,381	3,229,485	(29,896)
209,037,380	Hungarian Forint closing 2/22/06	985,310	974,538	(10,772)
90,463,580	Icelandic Krona closing 2/22/06	1,449,412	1,419,603	(29,809)
76,352,850	Japanese Yen closing 2/22/06	660,000	650,698	(9,302)
381,520	Mexican Peso closing 2/22/06	34,525	35,657	1,132
1,022,429	Polish Zloty closing 2/22/06	314,636	313,849	(787)
30,728	Singapore Dollar closing 2/22/06	18,220	18,508	288
472,057	Swedish Krona closing 2/22/06	59,906	59,535	(371)
56,507	Swiss Franc closing 2/22/06	44,436	43,079	(1,357)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Worldwide Core (continued)
Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Sell Contracts
921,913	Great Britain Pound closing 2/22/06	$1,611,734	$1,582,494	$29,240
205,668	Canadian Dollar closing 2/22/06	175,719	176,323	(604)
7,528,975	Euro closing 2/22/06	9,051,364	8,905,617	145,747
208,782,000	Hungarian Forint closing 2/22/06	984,106	973,348	10,758
91,283,475	Icelandic Krona closing 2/22/06	1,459,135	1,432,469	26,666
212,956,453	Japanese Yen closing 2/22/06	1,848,822	1,814,868	33,954
2,439,844	Mexican Peso closing 2/22/06	220,790	228,032	(7,242)
317,562	New Zealand Dollar closing 2/22/06	218,340	215,388	2,952
1,013,375	Polish Zloty closing 2/22/06	311,850	311,070	780
16,481	Singapore Dollar closing 2/22/06	9,773	9,927	(154)
348,353	Swedish Krona closing 2/22/06	44,207	43,933	274
72,715	Swiss Franc closing 2/22/06	56,521	55,435	1,086
				$161,990

Contract Amount	Currency to Deliver	Cost/ Proceeds	Value	Contract Amount	Currency to Receive	Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Cross Currency Contracts closing 2/22/06
20,673	Great Britain	$35,504	$35,486	30,000	Euro	$35,504	$35,485	$(1)
	Pound
20,000	Great Britain Pound	34,371	34,331	45,032	Swiss Franc	34,371	34,331	-
11,669	Canadian Dollar	10,000	10,004	12,703	Swiss Franc	10,000	9,685	(319)
200,000	Euro	237,271	236,569	27,850,630	Japanese Yen	237,271	237,350	781
60,000	Euro	70,534	70,971	4,477,700	Icelandic Krona	70,534	70,266	(705)
30,000	Euro	35,605	35,485	41,147	Canadian Dollar	35,605	35,276	(209)
110,000	Euro	132,681	130,113	74,990	Great Britain
					Pound	132,681	128,722	(1,391)
5,242,850	Icelandic Krona	83,946	82,274	70,000	Euro	83,946	82,799	525
6,960,905	Japanese Yen	60,160	59,323	50,000	Euro	60,160	59,142	(181)
5,722,400	Japanese Yen	50,000	48,768	58,180	Canadian Dollar	50,000	49,879	1,111
106,016	Mexican Peso	10,000	9,908	1,161,610	Japanese Yen	10,000	9,900	(8)
50,000	New Zealand Dollar	33,922	33,913	39,557	Canadian Dollar	33,922	33,913	-
476,201	Swedish Krona	60,733	60,057	50,000	Euro	60,733	59,142	(915)
65,619	Swiss Franc	50,000	50,025	57,440	Canadian Dollar	50,000	49,245	(780)
								$(2,092)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

International
Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Buy Contracts
1,231,289	Australian Dollar closing 2/22/06	$910,834	$901,856	$(8,978)
1,604,166	Great Britain Pound closing 2/22/06	2,793,535	2,753,604	(39,931)
4,419,718	Canadian Dollar closing 2/22/06	3,756,317	3,789,114	32,797
5,057,228	Danish Krone closing 2/22/06	813,713	801,965	(11,748)
12,352,357	Euro closing 2/22/06	14,817,800	14,610,936	(206,864)
87,065,066	Icelandic Krona closing 2/22/06	1,389,266	1,366,272	(22,994)
1,988,252,569	Japanese Yen closing 2/22/06	17,346,555	16,944,382	(402,173)
13,106,893	Mexican Peso closing 2/22/06	1,188,509	1,224,993	36,484
1,027,436	Norwegian Krone closing 2/22/06	157,824	152,158	(5,666)
2,408,497	Polish Zloty closing 2/22/06	741,176	739,323	(1,853)
1,631,496,942	Republic of Korea Won closing 2/22/06	1,550,263	1,614,898	64,635
326,927	Singapore Dollar closing 2/22/06	193,853	196,917	3,064
2,947,595	South African Rand closing 2/22/06	443,087	463,111	20,024
309,076	Swiss Franc closing 2/22/06	243,325	235,627	(7,698)
Forward Foreign Exchange Sell Contracts
70,000	Australian Dollar closing 2/22/06	52,211	51,271	940
2,223,751	Great Britain Pound closing 2/22/06	3,931,800	3,817,142	114,658
1,163,999	Canadian Dollar closing 2/22/06	994,682	997,920	(3,238)
880,583	Danish Krone closing 2/22/06	141,687	139,641	2,046
7,877,045	Euro closing 2/22/06	9,416,293	9,317,332	98,961
92,817,625	Icelandic Krona closing 2/22/06	1,483,658	1,456,544	27,114
483,885,726	Japanese Yen closing 2/22/06	4,191,211	4,123,794	67,417
20,949,888	Mexican Peso closing 2/22/06	1,895,832	1,958,013	(62,181)
2,864,523	New Zealand Dollar closing 2/22/06	1,969,503	1,942,875	26,628
1,106,490	Polish Zloty closing 2/22/06	340,505	339,653	852
192,090,000	Republic of Korea Won closing 2/22/06	182,526	190,136	(7,610)
25,260,433	Swedish Krona closing 2/22/06	3,205,639	3,185,793	19,846
780,825	Swiss Franc closing 2/22/06	600,900	595,270	5,630
				$(259,838)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

International (continued)
Contract Amount	Currency to Deliver	Cost/ Proceeds	Value	Contract Amount	Currency to Receive	Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Cross Currency Contracts closing 2/22/06
198,366	Great Britain	$341,815	$340,502	290,000	Euro	$341,815	$343,025	$2,523
	Pound
100,000	Great Britain Pound	172,028	171,653	225,161	Swiss Franc	172,028	171,654	1
34,994	Canadian Dollar	30,000	30,001	38,111	Swiss Franc	30,000	29,055	(946)
720,000	Euro	852,741	851,649	100,218,050	Japanese Yen	852,741	854,083	2,434
110,000	Euro	130,562	130,113	150,884	Canadian Dollar	130,562	129,356	(757)
630,000	Euro	760,608	745,193	429,752	Great Britain	760,608	737,683	(7,510)
					Pound
290,000	Euro Dollar	340,415	343,025	21,677,660	Icelandic Krona	340,415	340,177	(2,848)
31,440,650	Icelandic Krona	503,928	493,384	420,000	Euro	503,928	496,795	3,411
27,918,125	Japanese Yen	239,226	237,925	200,000	Euro	239,226	236,569	(1,356)
24,166,170	Japanese Yen	210,000	205,950	244,690	Canadian Dollar	210,000	209,778	3,828
5,853,400	Japanese Yen	50,000	49,884	63,517	Swiss Franc	50,000	48,422	(1,462)
106,016	Mexican Peso	10,000	9,909	1,184,390	Japanese Yen	10,000	10,094	185
2,380,830	Swedish Krona	302,638	300,265	250,000	Euro	302,638	295,711	(4,554)
13,124	Swiss Franc	10,000	10,006	11,672	Canadian Dollar	10,000	10,007	1
								$(7,050)
Global Inflation-Indexed Hedged

Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Buy Contracts
401,151	Australian Dollar closing 2/22/06	$293,376	$293,822	$446
5,377,481	Great Britain Pound closing 2/22/06	9,272,827	9,230,623	(42,204)
1,714,583	Canadian Dollar closing 2/22/06	1,467,819	1,469,947	2,128
11,151,973	Euro closing 2/22/06	13,299,275	13,185,031	(114,244)
55,454,822	Icelandic Krona closing 2/22/06	894,433	870,227	(24,206)
389,782,339	Japanese Yen closing 2/22/06	3,363,338	3,321,822	(41,516)
625,575	Mexican Peso closing 2/22/06	56,971	58,467	1,496
534,569	New Zealand Dollar closing 2/22/06	363,245	362,574	(671)
4,409,376	Polish Zloty closing 2/22/06	1,335,660	1,353,522	17,862
5,013,236	Swedish Krona closing 2/22/06	632,067	632,259	192
268,954	Swiss Franc closing 2/22/06	211,707	205,040	(6,667)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Global Inflation-Indexed Hedged (continued)
Contract Amount		Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Foreign Exchange Sell Contracts
511,918	Australian Dollar closing 2/22/06	$378,604	$375,139	$3,465
12,540,147	Great Britain Pound closing 2/22/06	21,981,203	21,526,506	454,697
2,553,548	Canadian Dollar closing 2/22/06	2,175,774	2,188,449	(12,675)
10,348,814	Euro closing 2/22/06	12,370,370	12,241,053	129,317
54,864,250	Icelandic Krona closing 2/22/06	884,907	860,959	23,948
552,974,904	Japanese Yen closing 2/22/06	4,762,836	4,710,759	52,077
1,645,723	New Zealand Dollar closing 2/22/06	1,135,349	1,117,713	17,636
4,358,731	Polish Zloty closing 2/22/06	1,314,058	1,337,976	(23,918)
15,265,259	Swedish Krona closing 2/22/06	1,924,480	1,922,972	1,508
538,170	Swiss Franc closing 2/22/06	417,151	410,279	6,872
				$445,543

Contract Amount	Currency to Deliver	Cost/ Proceeds	Value	Contract Amount	Currency to Receive	Cost/ Proceeds	Value	Unrealized Appreciation (Depreciation)
Forward Cross Currency Contracts closing 2/22/06
177,388	Great Britain	$307,629	$304,492	260,000	Euro	$307,629	$307,540	$3,048
	Pound
50,000	Great Britain Pound	86,014	85,827	112,580	Swiss Franc	86,014	85,826	(1)
338,351	Canadian Dollar	290,000	290,075	34,169,468	Japanese Yen	290,000	291,201	1,126
70,006	Canadian Dollar	60,000	60,018	76,221	Swiss Franc	60,000	58,108	(1,910)
930,000	Euro	1,104,099	1,100,047	129,694,290	Japanese Yen	1,104,099	1,105,287	5,240
130,000	Euro	154,258	153,770	178,311	Canadian Dollar	154,258	152,870	(900)
500,000	Euro	603,277	591,423	340,944	Great Britain Pound	603,277	585,241	(6,182)
27,918,125	Japanese Yen	239,612	237,925	200,000	Euro	239,612	236,569	(1,356)
8,079,540	Japanese Yen	70,000	68,856	81,296	Canadian Dollar	70,000	69,697	841
140,000	New Zealand Dollar	95,179	94,955	110,758	Canadian Dollar	95,179	94,955	-
1,714,013	Swedish Krona	218,141	216,168	180,000	Euro	218,141	212,912	(3,256)
13,124	Swiss Franc	10,000	10,005	11,672	Canadian Dollar	10,000	10,007	2
								$(3,348)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

  Appendix B
  Open Financial Futures Contracts as of December 31, 2005
  (continuation of footnote 6)

U.S. Short-Term
Contracts		Notional Value of Contracts	Unrealized Appreciation
Short Futures Contracts:
7	March 2006 2-Year U.S. Treasury Note	$1,436,313	$1,834
Limited Duration
Contracts		Notional Value of Contracts	Unrealized Appreciation
Long Futures Contracts:
80	March 2006 2-Year U.S. Treasury Note	$16,415,000	$11,001
Mortgage
Contracts		Notional Value of Contracts	Unrealized Appreciation (Depreciation)
Short Futures Contracts:
98	March 2006 10-Year U.S. Treasury Note	$10,721,813	$(51,447)
17	March 2006 2-Year U.S. Treasury Note	3,488,188	1,003
93	March 2006 5-Year U.S. Treasury Note	9,889,969	1,126
			$(49,318)
Worldwide
Contracts		Notional Value of Contracts	Unrealized Appreciation
Long Futures Contracts:
3	March 2006 10-Year Japanese Government Bond	$3,491,062	$12,403
25	March 2006 10-Year U.S. Treasury Note	2,735,156	9,091
38	March 2006 5-Year U.S. Treasury Note	4,041,062	19,991
10	March 2006 Euro Bund	1,437,163	10,520
34	March 2006 Long Gilts	6,680,388	52,609
52	March 2006 U.S. Long Bond	5,937,750	71,762

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Worldwide (continued)
Contracts		Notional Value of Contracts	Unrealized Appreciation
Short Futures Contracts:
30	March 2006 2-Year U.S. Treasury Note	$6,155,625	$8,660
5	March 2006 Euro BOBL	665,915	276
			$185,312
Worldwide Core
Contracts		Notional Value of Contracts	Unrealized Appreciation (Depreciation)
Long Futures Contracts:
13	March 2006 5-Year U.S. Treasury Note	$1,382,468	$5,907
1	March 2006 Long Gilts	196,482	1,556
Short Futures Contracts:
5	March 2006 10-Year U.S. Treasury Note	547,031	(2,229)
4	March 2006 2-Year U.S. Treasury Note	820,750	1,158
6	March 2006 Euro BOBL	799,098	331
1	March 2006 Euro Bund	143,716	(1,136)
1	March 2006 U.S. Long Bond	114,187	(2,566)
			$3,021
International
Contracts		Notional Value of Contracts	Unrealized Appreciation (Depreciation)
Long Futures Contracts:
2	March 2006 10-Year Japanese Government Bond	$2,327,374	$8,269
8	March 2006 10-Year U.S. Treasury Note	875,250	2,909
39	March 2006 Euro Bund	5,604,938	40,840
15	March 2006 Long Gilts	2,947,230	25,303
Short Futures Contracts:
26	March 2006 2-Year U.S. Treasury Note	5,334,875	7,502
7	March 2006 5-Year U.S. Treasury Note	744,406	(1,009)
30	March 2006 Euro BOBL	3,995,489	1,654
3	March 2006 U.S. Long Bond	342,562	(7,698)
			$77,770

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Appendix C
Capital Stock Transactions
(continuation of footnote 7)

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	35,368,816	$329,310,895	31,213,110	$293,056,688
Shares issued related to reinvestment of dividends	491,073	4,570,902	360,200	3,377,096
	35,859,889	333,881,797	31,573,310	296,433,784
Shares redeemed	36,070,872	335,890,282	27,179,785	255,189,500
Net increase (decrease)	(210,983)	$(2,008,485)	4,393,525	$41,244,284

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	8,294,843	$80,416,650	229,890	$2,279,880
Shares issued related to reinvestment of dividends	485,251	4,681,845	352,061	3,472,733
	8,780,094	85,098,495	581,951	5,752,613
Shares redeemed	4,869,805	47,005,221	5,053,187	50,030,918
Net increase (decrease)	3,910,289	$38,093,274	(4,471,236)	$(44,278,305)

Transactions in capital stock for Mortgage were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	4,682,744	$47,079,546	704,226	$7,000,000
Shares issued related to reinvestment of dividends	566,691	5,696,350	621,348	6,277,976
	5,249,435	52,775,896	1,325,574	13,277,976
Shares redeemed	196,271	2,000,000	2,890,645	29,291,074
Net increase (decrease)	5,053,164	$50,775,896	(1,565,071)	$(16,013,098)

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Transactions in capital stock for Worldwide were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	2,050,200	$18,692,913	1,223,015	$11,934,308
Shares issued related to reinvestment of dividends	1,524,772	13,293,120	1,592,982	15,348,610
	3,574,972	31,986,033	2,815,997	27,282,918
Shares redeemed	7,520,631	72,944,326	1,251,410	12,055,715
Net increase (decrease)	(3,945,659)	$(40,958,293)	1,564,587	$15,227,203

Transactions in capital stock for Worldwide Core were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	250,268	$2,749,482	600,705	$6,555,997
Shares issued related to reinvestment of dividends	82,718	907,939	393,067	4,189,628
	332,986	3,657,421	993,772	10,745,625
Shares redeemed	3,920,240	43,392,648	1,960,299	21,574,794
Net decrease	(3,587,254)	$(39,735,227)	(966,527)	$(10,829,169)

Transactions in capital stock for International were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	3,203,459	$26,439,313	4,786,043	$42,195,233
Shares issued related to reinvestment of dividends	992,710	7,622,996	778,499	6,402,832
	4,196,169	34,062,309	5,564,542	48,598,065
Shares redeemed	3,092,316	25,312,064	5,473,176	46,914,360
Net increase	1,103,853	$8,750,245	91,366	$1,683,705

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Transactions in capital stock for U.S. Inflation-Indexed were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	2,590,745	$27,421,000	2,275,762	$25,561,000
Shares issued related to reinvestment of dividends	713,931	7,522,508	780,167	8,363,487
	3,304,676	34,943,508	3,055,929	33,924,487
Shares redeemed	2,183,225	22,630,885	1,735,758	19,007,494
Net increase	1,121,451	$12,312,623	1,320,171	$14,916,993

Transactions in capital stock for Global Inflation-Indexed Hedged were as follows for the periods indicated:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	1,556,900	$16,125,000	6,983	$75,000
Shares issued related to reinvestment of dividends	170,657	1,766,785	159,150	1,659,277
	1,727,557	17,891,785	166,133	1,734,277
Shares redeemed	1,996,529	20,308,377	-	-
Net increase (decrease)	(268,972)	$(2,416,592)	166,133	$1,734,277

FFTW Funds, Inc.

Notes to Financial Statements (continued)

December 31, 2005

Appendix D
Investments in Affiliated Issuers

Worldwide

	Value, Beginning of Year	Purchases	Sales Proceeds	Value, End of Year	Dividend Income	Realized Gains Distributions
U.S. Short-Term	$-	$28,690,064	$18,700,000	$9,945,708	$190,064	$-
Mortgage	-	19,651,975	-	19,691,968	107,290	-
Total	$-	$48,342,039	$18,700,000	$29,637,676	$297,354	$-

Worldwide Core

	Value, Beginning of Year	Purchases	Sales Proceeds	Value, End of Year	Dividend Income	Realized Gains Distributions
U.S. Short-Term	$-	$7,353,928	$6,932,555	$410,623	$62,448	$-
Mortgage	-	2,548,775	-	2,553,962	13,915	-
Total	$-	$9,902,703	$6,932,555	$2,964,585	$76,363	$-

FFTW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of FFTW Fund, Inc.

We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Mortgage-Backed, Worldwide, Worldwide Core, International, U.S. Inflation-Indexed and Global Inflation-Indexed Hedged) (collectively the "Portfolios"), including the schedules of investments, as of December 31, 2005, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2004, and the financial highlights for each of the four years in the period ended December 31, 2004, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 28, 2005.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios were not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting FFTW Funds, Inc. as of December 31, 2005, and the results of their operations, changes in net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the Portfolios have restated certain tax basis amounts in the 2005 financial statements and notes.

New York, New York
February 28, 2006 (Except for Note 2,
  as to which that date is May 26, 2006)

FFTW Funds, Inc.

Notes to Financial Statements (unaudited)

Federal Tax Status of Distributions

As required by current Federal income tax regulations, the Worldwide, International, U.S. Inflation-Indexed, and Global Inflation-Indexed Hedged Portfolios hereby designate $1,474,880§, $565,137§, $505,009 and $109,216§ respectively as long term capital gain dividends subject to a maximum tax rate of 15%. International also designates $2,037,690§ as a non-taxable return of capital distribution.

Quarterly Reporting

FFTW files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. FFTW's Form N-Q is available without charge, upon request, by calling 800.247.0473. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov. FFTW's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

§  See Note 2 to the Financial Statements — Restated Tax Amounts.

FFTW Funds, Inc.

Fund Expenses

December 31, 2005 (unaudited)

The Portfolios incur ongoing operating expenses during the normal course of business, such as management fees, shareholder service fees, other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Portfolio's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Portfolio's actual expenses:

U.S. Short-Term

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,019.30	$2.09
(2) Hypothetical	1,000	1,023.14	2.09

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Limited Duration

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,010.10	$1.87
(2) Hypothetical	1,000	1,023.34	1.89

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.37%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Mortgage

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,006.60	$2.98
(2) Hypothetical	1,000	1,022.23	3.01

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.59%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW Funds, Inc.

Fund Expenses (continued)

December 31, 2005 (unaudited)

Worldwide

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,006.60	$4.25
(2) Hypothetical	1,000	1,020.97	4.28

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.84%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Worldwide Core

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,004.70	$5.46
(2) Hypothetical	1,000	1,019.76	5.50

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 1.08%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

International

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$965.60	$3.67
(2) Hypothetical	1,000	1,021.48	3.77

*  Expenses are calculated using the annualized expense for the six months ended December 31, 2005 of 0.74%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

U.S. Inflation-Indexed

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,002.80	$1.77
(2) Hypothetical	1,000	1,023.44	1.79

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.35%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW Funds, Inc.

Fund Expenses (continued)

December 31, 2005 (unaudited)

Global Inflation-Indexed

	Beginning Amount	Ending Value	Operating Expense Incurred*
(1) Actual	$1,000	$1,018.70	$2.54
(2) Hypothetical	1,000	1,022.68	2.55

*  Expenses are calculated using the annualized expense, net of waivers, for the six months ended December 31, 2005 of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

FFTW Funds, Inc.

Directors and Officers

Listed in the charts below is basic information regarding the Directors and officers of the Fund.

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John C Head III c/o FFTW, Inc. 200 Park Avenue 46th Floor New York, NY 10166 Born: 1948	Director and Chairman of the Board	Director since June 1989; Chairman of the Board since September 2005	Managing Member of Head & Company L.L.C. since 1987.	17	Director of several private companies.

Lawrence B. Krause c/o FFTW, Inc. 200 Park Avenue 46th Floor New York, NY 10166 Born: 1929	Director	Since April 1991	Professor Emeritus at the University of California — San Diego ("UCSD"), La Jolla, CA from 1987 to 1998; member of the Council on Foreign Relations and Journal of Economic Research.	17	Director — PriceSmart Inc.

Saul H. Hymans c/o FFTW, Inc. 200 Park Avenue 46th Floor New York, NY 10166 Born: 1937	Director	Since April 1999	Professor Emeritus of Economics and Statistics and Director of the Research Seminar in Quantitative Economics at the University of Michigan; member of the Michigan faculty since 1964.	17	N/A

Andrea Redmond c/o FFTW, Inc. 200 Park Avenue 46th Floor New York, NY 10166 Born: 1956	Director	Since April 1999	Managing Director of Russell Reynolds Associates, Inc., an executive search firm, since 1986.	17	N/A

1  Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

FFTW Funds, Inc.

Directors and Officers (continued)

Interested Director:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen P. Casper[2] FFTW, Inc. 200 Park Avenue 46th Floor New York, NY 10166 Born: 1950	Director, Chief Executive Officer and President	Chief Executive Officer and President since November 2002, formerly Vice President from February 2001-November 2002, Director since November 1997; formerly, Treasurer from October 1990 - November 1997	Managing Director of FFTW, Inc. and its parent company, Charter Atlantic Corporation since December 1991; Chief Executive Officer and President since April 2004; Chief Operating Officer of FFTW, Inc. and its parent company Charter Atlantic Corporation since May 2001.	17	Director of the following Boards: The Depository Trust & Clearing Corporation, The Depository Trust Company, The National Securities Clearing Corporation, The Emerging Markets Clearing Corporation, The Fixed Income Clearing Corporation, Fischer Francis Trees & Watts (Singapore) Pte Ltd, FFTW Funds Selection, FFTW Funds Selection II, FFTW Diversified Alpha Fund Ltd., FFTW Global Credit Fund SPC, MarketAxess Holdings, Inc., FFTW Mortgage Total Return Fund plc, and FFTW Global Debt Fund plc.

1  Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

2  Mr. Casper is considered an "interested person" of FFTW Funds, Inc. (the "Fund") as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of his position with FFTW, Inc., the Investment Adviser to the Fund.

FFTW Funds, Inc.

Directors and Officers (continued)

Principal Officers:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Michael L. Wyne FFTW, Inc. 200 Park Avenue New York, NY 10166 Born: 1960	Vice President	Since December 2003	Director of Operations/Head of Global Reporting/Analytics and Marketing at FFTW, Inc. since 1986.

William E. Vastardis Vastardis Capital Services L.P. 41 Madison Avenue 30th Floor New York, NY 10010 Born: 1955	Treasurer, Chief Financial Officer, Chief Compliance Officer (CCO) and Anti-Money Laundering Compliance Officer (AMLCO)	Treasurer and Chief Financial Officer since November 1997; formerly, Secretary from February 1998 to May 2000; CCO since October 2004; AMLCO since September 2002	President of Vastardis Fund Services LLC (formerly EOS Fund Services LLC) since 2003 and President of Vastardis Compliance Services LLC (formerly EOS Compliance Services LLC) since 2004; Managing Director for Investors Capital Services, Inc. (formerly AMT Capital Services, Inc.) from 1992 to 2003.

Victoria B. McFarlane Investors Bank & Trust 200 Clarendon Street Boston, MA 02116 Born: 1966	Assistant Treasurer	Since December 2003	Senior Director, Mutual Fund Administration, Investors Bank since 2006; Director, Mutual Fund Administration, Investors Bank since April 2002; Assistant Vice President, MFS Investment Management from 1998 to 2002.

Robin S. Meister FFTW, Inc. 200 Park Avenue New York, NY 10166 Born: 1958	Secretary and Chief Legal Officer	Secretary since May 2000 and Chief Legal Officer since September 2003	Chief Compliance Officer of FFTW, Inc. since 2004; Chief Legal and Risk Officer of FFTW, Inc. since 2002; Managing Director of FFTW, Inc. since 2003; General Counsel of FFTW, Inc. since 1998.

Brian F. Link Investors Bank & Trust 200 Clarendon Street Boston, MA 02116 Born: 1972	Assistant Secretary	Since May 2005	Senior Associate Counsel, Mutual Fund Administration, Investors Bank since September 2005; Associate Counsel, Mutual Fund Administration, Investors Bank since May 2004; Senior Product Manager, Deutsche Asset Management from 2003 to 2004; Product Manager, Fidelity Investments from 2000 to 2003.

1  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

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OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION

OFFICERS AND DIRECTORS

Stephen P. Casper
Director, President and Chief
Executive Officer of the Fund

John C Head III
Director and Chairman of the
Board of the Fund

Saul H. Hymans
Director of the Fund

Lawrence B. Krause
Director of the Fund

Andrea Redmond
Director of the Fund

William E. Vastardis
Chief Financial Officer, Chief
Compliance Officer and Anti-Money
Laundering Compliance Officer of the Fund

Victoria B. McFarlane
Assistant Treasurer of the Fund

Robin S. Meister
Secretary and Chief Legal Officer of the Fund

Brian F. Link
Assistant Secretary of the Fund

Investment Adviser
Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th floor
New York, NY 10166

Sub-Adviser
Fischer Francis Trees & Watts
2 Royal Exchange
London, EC3V 3RA

Operations Monitoring Agent
Vastardis Fund Services LLC
41 Madison Avenue, 30th Floor
New York, NY 10010

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian and Fund Accounting Agent
Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

Transfer and Dividend Disbursing Agent
Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent Registered Public Accounting Firm
Grant Thornton LLP
60 Broad Street
New York, NY 10004

Item 2. Code of Ethics.

As of December 31, 2005, the Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2005, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is John C Head III, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG LLP served as the Fund’s independent registered public accounting firm for 2004.  In connection with the audit of the fiscal year ended December 31, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Furthermore, there are no reportable events.  Effective November 22, 2005, Grant Thornton LLP became the Fund’s independent registered public accounting firm. In connection with the audit of the fiscal year ended December 31, 2005, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Furthermore, there are no reportable events.

(a)

AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2005 were $251,309. The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, KPMG LLP, for the audit of the Registrant’s annual financial statements for 2004 were $232,600.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2005 or by KPMG LLP for 2004.
(c)

TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2005 were $39,700. The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations and preparation of estimated tax reporting factors for 2004 were $70,775.

(d)

ALL OTHER FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Anti-Money Laundering procedures and controls for 2005 were $32,263. The aggregate fees paid or accrued by the Registrant for professional services rendered by KPMG LLP for the review of Anti-Money Laundering procedures and controls for 2004 were $26,250.

(e)

(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate fees paid or accrued by the Registrant’s Investment Adviser for tax services rendered by Grant Thornton LLP for the review of tax matters for certain of the Investment Adviser’s clients were $0 for 2005. The aggregate fees paid or accrued by the Registrant’s Investment Adviser for tax services rendered by KPMG LLP for the review of tax matters for certain of the Investment Adviser’s clients were $19,800 for 2004 and $4,575 for the period January 1 through July 8, 2005, the date of KPMG’s resignation.
(h)

The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to the Registrant's Investment Adviser to be compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this filing.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective, except as set forth below, as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes, except as set forth below, in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Subsequent to filing the December 31, 2005 financial statements, the Registrant discovered certain errors in the calculation and presentation of tax-related information, and brought their findings to the Registrant’s audit committee and Grant Thornton, the independent auditors.  Although the errors had no impact on net assets or net asset value per share of any of the Registrant’s Portfolios as presented in the financial statements, the audit committee concluded that the financial statements should be revised, reissued to shareholders and refiled.  In the course of correcting these errors and revising the financial statements, Registrant’s management, in consultation with its service providers, has undertaken a series of steps that are intended to improve its internal controls for financial reporting and disclosure controls and procedures relating to tax-related disclosures in order to prevent such errors in the future.

Item 12. Exhibits.

(a)(1) Code of Ethics in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FFTW Funds, Inc.

By (Signature and Title)	/s/ Stephen P. Casper
Stephen P. Casper, President and Chief Executive Officer

Date	June 12, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen P. Casper
Stephen P. Casper, President and Chief Executive Officer

Date	June 12, 2006

By (Signature and Title)	/s/ William E. Vastardis
William E. Vastardis, Treasurer and Chief Financial Officer

Date	June 12, 2006